================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 ---------------

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12


                               MSI HOLDINGS, INC.
                (Name of Registrant as Specified in its Charter)


                         ------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

      (1)  Title of each class of securities to which the transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of the transaction:
           Total proposed maximum aggregate value of the transaction:

      (5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form Schedule or Registration No.:

      (3)  Filing Party:

      (4)  Date Filed:

================================================================================

                                ___________, 2000



Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of MSI Holdings, Inc. to be held at ____, local time, on August _____, 2000, at _______________________________________. At this meeting you will be asked to:

         1.   Elect nine directors;

         2.   Approve our 2000 Stock Option Plan;

         3.   Approve the reincorporation of our company from Utah to Delaware.

         It is important that your shares be represented at the meeting; therefore, if you do not expect to attend in person, please sign and date the enclosed proxy and return it in the enclosed envelope at your earliest convenience.

                               Very truly yours,



                               -------------------------------------------------
                               Robert J. Gibbs
                               Chairman of the Board and Chief Executive Officer


Austin, Texas
___________, 2000

                               MSI HOLDINGS, INC.
                              1121 EAST 7TH STREET
                               AUSTIN, TEXAS 78702
                                 (512) 476-6925

                    -----------------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON AUGUST _____, 2000

To our shareholders:

         This is a notice that the annual meeting of shareholders of MSI Holdings, Inc., a Utah corporation, will be held on August ____, 2000 at ________ __.m., local time, at ______________________________________. The purpose of this meeting is for you to:

         1.       Elect nine of our directors.

         2. Approve our 2000 Stock Option Plan. A copy of the plan is attached as Appendix A.

         3. Approve our reincorporation from Utah to Delaware through the merger of our company into Aperian, Inc., as described in the accompanying proxy statement. Aperian is a newly formed Delaware corporation that will be the surviving corporation in the merger. A copy of the plan of merger is attached as Appendix B.

         Your board of directors has determined that only holders of shares of our common stock at the close of business on ______________, 2000, will be entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the annual meeting. A form of proxy and a proxy statement containing more detailed information with respect to the matters to be considered at the annual meeting accompany this notice.


                                             By order of the Board of Directors,


                                             -----------------------------------
                                             Douglas W. Banister
                                             Secretary

Austin, Texas
___________, 2000

                           --------------------------

         WHETHER OR NOT YOU ARE ABLE TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE DO NOT SEND IN ANY CERTIFICATES FOR YOUR SHARES AT THIS TIME. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING.

TABLE OF CONTENTS


THE ANNUAL MEETING OF STOCKHOLDERS................................................................................1
   Date, Time and Place of the Annual Meeting.....................................................................1
   Matters to be Considered at the Annual Meeting.................................................................1
   Proxy Solicitation.............................................................................................1
   Record Date and Quorum Requirement.............................................................................1
   Voting Procedures..............................................................................................1
   Voting and Revocation of Proxies...............................................................................2
   Other Matters to Be Considered.................................................................................2
PROPOSAL ONE - ELECTION OF DIRECTORS..............................................................................3
PROPOSAL TWO - ADOPTION OF MSI'S 2000 STOCK OPTION PLAN...........................................................4
PROPOSAL THREE - REINCORPORATION OF MSI...........................................................................5
   Introduction...................................................................................................5
   Vote Required..................................................................................................5
   Principal Reasons for the Proposed Reincorporation.............................................................5
   Authorized Capital Aperian.....................................................................................6
   Provisions Relating to Composition of Board of Directors.......................................................6
   Monetary Liability of Directors................................................................................6
   Antitakeover Implications......................................................................................7
   Other Provisions of the Charter and Bylaws of Aperian..........................................................8
   No Change in the Business, Management, Employee Plans or Location of Principal Facilities.....................10
   Significant Differences Between the Corporation Laws of Utah and Delaware.....................................10
   Appraisal Rights..............................................................................................13
   Summary of Federal Income Tax Consequences of the Proposed Reincorporation....................................13
DIRECTORS AND EXECUTIVE OFFICERS.................................................................................14
   Relationships among Board Members and Executive Officers......................................................16
MEETINGS AND COMMITTEES OF DIRECTORS.............................................................................16
MANAGEMENT COMPENSATION..........................................................................................17
   Compensation of Executive Officers............................................................................17
SUMMARY COMPENSATION TABLE.......................................................................................17
   Compensation of Directors and Advisory Board Members..........................................................19
   Compensation of Chief Executive Officer and Other Executives..................................................19
   Management Bonuses............................................................................................20
   Related Party Transactions....................................................................................20
   Stock Option Plan.............................................................................................20
   Retirement Plans..............................................................................................22
   Limitations of Liability and Indemnification Matters..........................................................22
STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT...............................................................23
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................24


Appendices:

A        --       Stock Option Plan
B        --       Plan of Merger
C        --       Certificate of Incorporation of Aperian, Inc.
D        --       Bylaws of Aperian, Inc.

                               MSI HOLDINGS, INC.
                              1121 EAST 7TH STREET
                               AUSTIN, TEXAS 78702

                       THE ANNUAL MEETING OF SHAREHOLDERS
                      ______________, 2000 PROXY STATEMENT


DATE, TIME AND PLACE OF THE ANNUAL MEETING

         The annual meeting will be held on August _____, 2000 at _______ __.m., local time at _________________________________________________________________.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         The purpose of the annual meeting is to consider and vote upon three proposals. For the first proposal you will elect nine of our directors. For the second proposal you will consider and vote upon our 2000 Stock Option Plan. For the third proposal you will consider and vote upon our reincorporation from Utah to Delaware.

PROXY SOLICITATION

         Your board of directors is soliciting your proxy pursuant to this proxy statement. We will pay all expenses incurred in connection with solicitation of the enclosed proxy. Our officers, directors and regular employees may solicit proxies in person or by telephone. They will receive no additional compensation for their services. We have requested brokers and nominees who hold stock in their names to furnish this proxy statement to their customers, and we will reimburse these brokers and nominees for their related out-of-pocket expenses. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about _________________, 2000.

RECORD DATE AND QUORUM REQUIREMENT

         Our common stock is our only outstanding voting security. The board has fixed the close of business on ________________, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements of the annual meeting. If you hold our common stock at the close of business on the record date, you will be entitled to one vote for each share you hold on each matter submitted to a vote of shareholders. At the close of business on the record date, there were ___________ shares of our common stock issued and outstanding held by [__________] holders of record. As of March 31, 2000, our directors and executive officers beneficially owned an aggregate of 375,404 shares of our common stock, or approximately 1.0% of the outstanding shares of our common stock entitled to vote.

         The holders of a majority of the outstanding shares entitled to vote at the annual meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business. Abstentions are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

VOTING PROCEDURES

         The election of directors will be determined by plurality vote. You may not cumulate your votes in the election of directors. Approval of the stock option plan will require the votes cast favoring the stock option plan to exceed the votes cast opposing the stock option plan, not counting abstentions. Approval of the plan of merger will require the affirmative vote of a majority of the shares of our common stock outstanding. Therefore, abstentions will have a neutral effect on the election of directors and approval of the stock option plan. However, abstentions or the failure to vote on the reincorporation proposal will have the same effect as a vote cast against approval of the proposal.

         Your broker and, in many cases, your nominee will not have discretionary power to vote on the stock option plan or the reincorporation proposal. Accordingly, you should instruct your broker or nominee how to vote. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. A broker non-vote will have the same effect as an abstention on the stock option plan and a vote against the reincorporation proposal.

         Shares represented by each proxy that is properly executed and returned and upon which no contrary instructions are indicated will be voted:

         o FOR the election of the nine persons named below as the nominees of our board of directors for election to the board of directors;

         o        FOR the proposal to adopt our 2000 Stock Option Plan;

         o FOR the approval and adoption of the plan of merger to reincorporate our company from Utah to Delaware.

VOTING AND REVOCATION OF PROXIES

         You may revoke your proxy at any time before it is exercised by:

         o        filing with our Secretary an instrument revoking it;

         o        submitting a properly executed proxy bearing a later date; or

         o        voting in person at the annual meeting.

Unless revoked, all your shares represented by a properly executed proxy received by our Secretary will be voted in accordance with your instructions. If no instructions are indicated, your shares will be voted for each proposal.

         Your shares will be voted by proxy at the annual meeting if your proxy card is properly signed, dated and received by our Secretary prior to or at the annual meeting.

OTHER MATTERS TO BE CONSIDERED

         The board of directors is not aware of any other matter that will be brought before the annual meeting. If, however, other matters are presented, your proxy will be voted in the discretion of the holder of your proxy.

SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at the annual meeting to be held in 2001. Shareholder proposals for the 2001 annual meeting must be received by us at our offices at 1121 East 7th Street, Austin, Texas, 78702, no later than March 11, 2001 for inclusion in the proxy statement and form of proxy relating to the annual meeting. Any shareholder proposal received after March 11, 2000 is considered untimely. The company may, in its sole discretion, refuse to accept and include any untimely shareholder proposal on the agenda of the annual meeting.

INDEPENDENT AUDITORS

         Ernst & Young LLP were the independent auditors for the company for the fiscal year ended March 31, 2000. The audit committee of the board of directors did not convene during the fiscal year ended March 31, 2000 for the purpose of selecting independent auditors for the 2000 fiscal year. Representatives of Ernst & Young LLP will not be present at the annual meeting.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The board of directors currently consists of eight members. The nominating committee of your board of directors has designated the following nominees for election as our directors:

                  Jack Baum
                  Christopher Brickler
                  Donald H. Brush, Ph.D.
                  Daniel Dornier
                  Robert J. Gibbs
                  Stephen J. Metzger
                  Humbert B. Powell, III
                  Davinder Sethi
                  Raymond Wicki

         Six of the nominees are members of our board of directors. For information about each nominee, see "Directors and Executive Officers" below. Should any nominee become unable or unwilling to accept nomination or election, the person acting under the proxy will vote for election in his stead of any other person whom the board of directors recommends. The board of directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

         If elected, each of the nominee's terms on the board will expire at the 2001 annual meeting of our shareholders. However, if the reincorporation proposal is approved by our shareholders and the merger is effected, our board will be divided into three classes as nearly equal in number as possible. The classes will serve for staggered three-year terms, with one class standing for election at each annual meeting of shareholders. Upon the merger, the board will determine which directors become part of each class. It is the board's intention to designate Daniel Dornier, Donald H. Brush, Ph.D. and Raymond Wicki as directors whose terms expire at our 2001 annual meeting, Humbert B. Powell, III, Jack Baum and Christopher Brickler as directors whose terms expire at our 2002 annual meeting and Robert J. Gibbs, Stephen J. Metzger and Davinder Sethi as directors whose terms expire at our 2003 annual meeting.

         If our board is divided into three classes, any vacancies that occur may be filled by our board of directors and the persons appointed may serve for the remainder of the full term of the vacated position.

            YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF ALL NOMINEES AS DIRECTORS.

             PROPOSAL TWO - ADOPTION OF MSI'S 2000 STOCK OPTION PLAN

         Your board of directors proposes that our shareholders approve the terms of our 2000 Stock Option Plan, a copy of which is attached as Appendix B. We have used stock options as a key element of our overall compensation program for our employees. The board of directors and the compensation committee of the board of directors believe that it is important to have equity-based incentives available to attract and retain quality employees.

         At the same time that your board adopted the 2000 Stock Option Plan, they terminated all of our prior stock option plans. Options under the new plan were substituted for all options outstanding under our prior plans. The maximum number of shares of common stock that could have been issued under the prior plans was 4,500,000.

         The maximum number of shares of common stock that may be issued pursuant to stock options granted under the stock option plan is 10,000,000 (subject to adjustment in certain circumstances). Of that number, 6,679,050 shares remain available for grant as of March 31, 2000. For a description of the stock option plan, including information regarding persons eligible for participation in the plan and the tax effects of the plan, see "Management Compensation - Stock Option Plan" below.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE STOCK OPTION PLAN.

                     PROPOSAL THREE - REINCORPORATION OF MSI


INTRODUCTION

         For the reasons stated below, the board of directors believes that our best interests and the best interest or our shareholders will be served by changing our state of incorporation from Utah to Delaware. The board of directors has approved the reincorporation, which will be effected pursuant to the plan of merger. Under the plan of merger, you will become shareholders of Aperian. Aperian will continue to operate our business. Pursuant to the plan of merger, each outstanding share of our common stock will automatically be converted into one share of Aperian's common stock, $.01 par value. We began doing business under the name of Aperian on March 6, 2000.

         The plan of merger has been approved by our board of directors. If approved by you, it is anticipated that the merger will become effective as soon as practicable following the annual meeting.

VOTE REQUIRED

         Approval of the reincorporation proposal will require the affirmative vote of the majority of our outstanding shares of common stock on the record date. Delaware law and the certificate of incorporation and bylaws of Aperian differ from Utah law and our existing charter and bylaws. Therefore, approval of the reincorporation proposal will also constitute approval of:

         o an increase in the number of authorized shares of common stock from 50,000,000 to 150,000,000;

         o dividing your board of directors into three classes of directors with staggered terms;

         o limiting the personal liability of directors for monetary damages for breach of fiduciary duty;

         o provisions that may reduce our vulnerability to unsolicited takeover attempts; and

         o other provisions of the certificate of incorporation and bylaws of Aperian, copies of which are attached as Appendices C and D.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

         As we plan for the future, the board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based and we believe that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. We also believe that reincorporation in Delaware may reduce the cost and time involved in raising capital and engaging in other business transactions because investors and other companies and their counsel are generally more familiar with Delaware law.

         Prominence, Predictability and Flexibility of Delaware Law. Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by us. The Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

         Increased Ability to Attract and Retain Qualified Directors. Both Utah and Delaware law permit a corporation to include a provision in its charter document that reduces or limits the monetary liability of directors for breaches of fiduciary duty. Although our charter has no such provision, Aperian's charter has such a provision, as explained in more detail below under "Monetary Liability of Directors and Officers." The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their duties. The amount of time and money required to respond to claims and to defend litigation can be substantial. It is our desire to reduce these risks to our directors and officers and to limit situations in which monetary damages can be recovered against directors so that we may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. We believe that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Utah law.

         Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. We believe that our shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

AUTHORIZED CAPITAL APERIAN

         As a part of the reincorporation, our authorized capital stock will increase. Our articles of incorporation currently authorize us to issue up to 50,000,000 shares of common stock, $0.10 par value, and 10,000,000 shares of preferred stock, $2.00 par value. The certificate of incorporation of Aperian authorizes 150,000,000 shares of common stock, $0.01 par value, and 10,000,000 shares of preferred stock, $0.01 par value. The preferred stock may be issued from time to time, and will have the rights, preferences, privileges and restrictions as the board of Aperian may determine, without any vote or other approval by the stockholders of Aperian. The rights of holders of Aperian common stock will be subject to the rights of the holders of any preferred stock that may be issued in the future. The board believes that the ability to issue preferred stock provides desirable flexibility in connection with possible future corporate transactions. Issuance of preferred stock also could make it more difficult for a third party to acquire a majority of the outstanding voting stock thereby delaying, deferring or preventing a change in control. Aperian has no present plan to issue any shares of its preferred stock.

PROVISIONS RELATING TO COMPOSITION OF BOARD OF DIRECTORS

         Classified Board of Directors. Our directors are elected annually for a term of one year. Aperian's certificate of incorporation provides that the board of directors shall be divided into three classes of directors, each class to be as nearly equal in number of directors as possible. The classification of the board of directors of Aperian will have the effect of making it more difficult to change the composition of the board of directors. No director may be removed, other than for cause, prior to the end of the term for which the director was elected to serve. At least two stockholder meetings, instead of one, will be required to effect a change in the control of the board. The board of directors believes that a classified board with staggered terms will help to assure the continuity and stability of our management and policies in the future, since a majority of the directors at any time will have prior experience as our directors.

         If the reincorporation proposal is approved, the directors of MSI who are elected at the annual meeting of shareholders will continue as the directors of Aperian after the proposed reincorporation is consummated and until their successors have been duly elected and qualified. They will serve for the terms indicated under "Proposal One - Election of Directors."

         Size of the Board of Directors. The bylaws of Aperian provide for a board of directors consisting of not less than one member, as determined by a majority of directors then in office. Our bylaws provide for a board of directors consisting of five members unless our board of directors determines otherwise. Delaware and Utah law permit the board of directors acting alone, to change the authorized number of directors by amendment to the bylaws. Following the proposed reincorporation, the board of directors of Aperian could amend the bylaws to change the size of the board of directors from seven directors without further stockholder approval.

MONETARY LIABILITY OF DIRECTORS

         The certificate of incorporation of Aperian provides for the elimination of personal monetary liability of directors to the fullest extent permissible under law. Our articles of incorporation do not have any similar provision, although the Utah law permits similar limitations on director liability. Aperian's charter provides that directors will not be liable to Aperian or its stockholders for monetary damages for breach of fiduciary duty. The elimination of liability has the following exceptions:

         o any breach of a director's duty of loyalty to Aperian or its stockholders;

         o acts or omissions that are not in good faith or that involve intentional misconduct or knowing violation of the law;

         o unlawful payment of dividends or unlawful stock purchase or redemptions under Section 174 of the Delaware General Corporation Law; and

         o any transaction in which the director derived an improper personal benefit.

         Your board of directors believes that these provisions are appropriate in order for your company to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

ANTITAKEOVER IMPLICATIONS

         Delaware, like many other states, permits a corporation to adopt a number of measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The reincorporation proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the board of directors to acquire control of us or to obtain representation on the board of directors.

         The reincorporation proposal has antitakeover implications:

         o Section 203 of the Delaware General Corporation Law restricts "business combinations" with "interested stockholders" for three years following the date that a person become an interested stockholder, unless the board of directors approves the business combination.

         o Likewise, the elimination of the right of stockholders to call a special meeting of the stockholders may hinder a takeover attempt by allowing stockholder action only at a meeting properly called by the board of directors or an annual meeting.

         o The elimination of the ability of stockholders to act by written consent may make it more difficult for stockholders to coordinate action outside a duly called annual or special meeting.

         o The implementation of a classified board may hinder the ability of a potential acquirer to gain control of the board of directors.

         o For a detailed discussion of all of the changes which will be implemented as part of the proposed reincorporation, see "The Charters and Bylaws of MSI and Aperian" and "Significant Differences Between the Corporation Laws of Utah and Delaware".

         Our board of directors believes that unsolicited takeover attempts may be unfair or disadvantageous to us and our shareholders because:

         o a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

         o a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions;

         o a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions;

         o a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all stockholders the opportunity to receive the same economic benefits; and

         o some of our contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" without the prior written consent of the licensor or other contracting party.

         By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of our business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in our business not yet reflected in the stock price and equality of treatment of all stockholders.

         Despite the belief of the board of directors as to the benefits to shareholders of the reincorporation proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the board of directors, but which a majority of the stockholders may deem to be in their best interest or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in the shares. As a result of the effects of the reincorporation proposal, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the provisions enable the board of directors to resist a takeover or a change in control, they could make it more difficult to change the existing board of directors and management.

         In addition to the provisions described above, other provisions of the certificate of incorporation and bylaws of Aperian may have antitakeover implications, including some of those discussed below.

OTHER PROVISIONS OF THE CHARTER AND BYLAWS OF APERIAN

         The provisions of the Aperian certificate of incorporation and bylaws are similar to those of our articles of incorporation and bylaws in many respects. However, the reincorporation includes the implementation of provisions in the Aperian certificate of incorporation and bylaws that alter the rights of stockholders and the powers of management. Some of these provisions have antitakeover implications as discussed above. Approval by shareholders of the proposed reincorporation will constitute an approval of the inclusion in the Aperian certificate of incorporation and bylaws of each of the provisions described below.

         Power to Call Special Stockholders' Meetings. Our bylaws permit a special meeting of shareholders to be called by the board of directors, the president, or one or more shareholders holding not less than ten percent of the voting power. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. The certificate of incorporation of Aperian authorizes only the board of directors to call a special meeting of stockholders or to propose business to be conducted at a special meeting. Therefore, after the proposed reincorporation, no stockholder will be entitled to call special meetings or propose business at a special meeting.

         Filling Vacancies on the Board of Directors. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office or by a sole remaining director. The bylaws of Aperian provide that all vacancies in the board of directors may be filled by a majority of the remaining directors or by a sole remaining director. However, whenever the holders of any class or series of stock are entitled to elect directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of that class or series may be filled by a majority of the directors elected by that class or series then in office, or by a sole remaining director so elected. Utah law and our current bylaws are similar in effect.

         Nominations of Director Candidates and Introduction of Business at Stockholder Meetings. The bylaws of Aperian establish an advance notice procedure with regard to the nominations by persons other than the board of directors of candidates for election as directors and with regard to certain matters to be brought before an annual meeting. There are no similar provisions in our existing bylaws.

         Aperian's nomination procedure and business procedure provide that at an annual meeting, only that business may be conducted and nominees may be elected as have been brought before the meeting by the board of directors or by a stockholder who has given timely written notice to the Secretary of Aperian. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of Aperian not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. However, if the annual meeting is called for a date that is not within 30 days before or after the anniversary date, notice can be received not later than the close of business on the tenth day following notice of the date of the annual meeting.

         To be in proper form, the nomination procedure and business procedure provide that a stockholder's notice must contain:

         o the name and address of the stockholder who intends to make the nominations or propose the business;

         o the person or persons to be nominated or of the business to be proposed;

         o        any interest of the stockholder in the proposed business;

         o information regarding each nominee to be proposed that is required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

         o if applicable, the consent of each nominee to serve as director if so elected.

         By requiring advance notice of nominations by stockholders, the board of directors has an opportunity to consider the qualifications of the proposed nominees and to inform the stockholders about the qualifications. By requiring advance notice of proposed business, the board has an opportunity to inform stockholders of any business proposed and the board's position on the proposal. This will enable stockholders to better determine whether they desire to attend the meeting or grant a proxy to the board of directors. Although the Aperian bylaws do not give the board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, the Aperian bylaws may have the effect of precluding a nomination for the election of directors or of precluding any other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of us, even if the business or attempt might be beneficial to us and our stockholders.

         Action by Written Consent of the Stockholders. Any action by the stockholders must be taken at a duly called annual or special meeting, according to the certificate of incorporation of Aperian. Thus, although the bylaws of MSI allow shareholder action by written consent, action by written consent will no longer be authorized after the proposed reincorporation.

         Amendment of Bylaws. The certificate of incorporation of Aperian allows the bylaws of Aperian to be amended or restated by the board of directors or by the affirmative vote of the holders of eighty percent of the stock entitled to vote for the election of directors. Our present articles of incorporation allow the amendment of our bylaws by the board of directors or by a majority of the shareholders. Therefore, after the proposed reincorporation, amendment of our bylaws by the stockholders will require a greater affirmative vote and may be significantly more difficult.

         Supermajority Vote. The certificate of incorporation of Aperian requires the affirmative vote of the holders of eighty percent of the stock entitled to vote for the election of directors in order to amend the following provisions of Aperian's certificate of incorporation:

         o the provision eliminating actions by written consent of the stockholders of Aperian;

         o the provision allowing amendment of Aperian's bylaws only by the board of directors or the holders of eighty percent of the stock entitled to vote for the election of directors;

         o the provision allowing special meetings of the stockholders of Aperian to be called only by the board of directors;

         o        the provision establishing a classified board of directors;
                  and

         o        this provision regarding supermajority voting requirements.

         Our present articles of incorporation and bylaws do not contain a similar voting requirement. Therefore, after the proposed reincorporation, the amendment of our certificate of incorporation will be significantly more difficult for those specific provisions.

NO CHANGE IN THE BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES

         The reincorporation proposal will effect a change only in our name, legal domicile and other changes of a legal nature, described in this document. The board of directors and management believe that the name Aperian will result in a more appropriate image and brand for our company. The proposed reincorporation will not result in any change in the business, management (except as described in this document), fiscal year, assets or liabilities or location of our principal facilities. The directors who are elected at the annual meeting will become the directors of Aperian. All of our obligations will become the obligations of Aperian. Our employee benefit arrangements will also be continued by Aperian upon the terms and subject to the conditions currently in effect. After the merger, the shares of common stock of Aperian will continue to be traded, without interruption, in the same principal market as the shares of common stock of MSI are traded prior to the merger.

         Prior to the effective date of the merger, we will obtain any consents required for the merger from parties with whom we may have contractual arrangements. As a result, our rights and obligations under our contractual arrangements will continue and be assumed by Aperian.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF UTAH AND DELAWARE

         The corporation laws of Utah and Delaware differ in many respects. Although all the differences are not set forth in this document, the differences that could materially affect the rights of shareholders are discussed below.

         Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. In Utah, under the Utah Control Shares Acquisitions Act, shares acquired in a "control share acquisition" by a single shareholder or group of shareholders that give the shareholder or group more than 20% of the voting power of certain public Utah corporations cease to have voting rights until a resolution allowing the shares to be voted is approved by a majority of the outstanding shares of the corporation (excluding shares held by officers, directors and the acquiror). The Utah Control Shares Acquisitions Act applies only to a corporation formed under the laws of the State of Utah that has all of the following:

         o        100 or more shareholders;

         o its principal office or place of business, or substantial assets, located in Utah; and

         o        any of (i) more than 10% of its shareholders resident in Utah,
                  (ii) more than 10% of its shares owned by Utah residents or
                  (iii) 10,000 shareholders that are Utah residents.

We do not have our principal office, any place of business, or substantial assets in the State of Utah or a significant number of shareholders who are Utah residents. Accordingly, the protections and restrictions of the Control Shares Act do not presently apply to us or our common stock.

         Section 203 of the Delaware General Corporate Law prohibits a corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that the person becomes an interested stockholder. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

         o prior to the date on which the stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;

         o the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him an interested stockholder; or

         o the business combination is approved by the board of directors and approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

         Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system, such as Nasdaq, or are held of record by more than

2,000 shareholders. However, a corporation may elect not to be governed by
Section 203 by a provision in its Certificate of Incorporation or its Bylaws. Aperian has not opted out of Section 203. Accordingly, following consummation of the reincorporation transaction, Section 203 will confer upon the board of directors the power to reject certain business combinations with interested shareholders, even though a potential acquiror may be offering a substantial premium.

         Removal of Directors. Under Utah law, any director may be removed, with or without cause, with the approval of a majority of the shares voting at a duly convened shareholders meeting. However, under Delaware law, a director of a corporation with a classified board may be removed only for cause. The certificate of incorporation of Aperian provides for a classified board of directors. Consequently, a director of Aperian may be removed from office only with cause, with the approval of a majority of the outstanding shares entitled to vote.

         Indemnification and Limitation of Liability. Utah and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charter eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care. We do not have such provision in our current charter, but Aperian has such a provision. There are nonetheless differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents.

         Utah law does not permit the elimination of monetary liability where liability is based on:

         o a financial benefit received by a director to which the director is not entitled;

         o an intentional infliction of harm on the corporation or its shareholders;

         o        an unlawful distribution; or

         o        an intentional violation of criminal law.

         Delaware law does not permit the elimination of monetary liability for:

         o breaches of the director's duty of loyalty to the corporation or its stockholders;

         o acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

         o the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

         o transactions in which the director received an improper personal benefit.

         Utah law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions no indemnification may be made without court approval when a person is adjudged liable to the corporation.

         Dividends and Repurchase of Shares. Utah law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

         Under Utah law, a corporation may not make any distribution, or repurchase its shares if, after giving affect to the distribution or repurchase:

         o the corporation would not be able to pay its debts as they become due in the normal course; or

         o its total assets would be less than the sum of its total liabilities plus the amount, if any, payable upon liquidation to holders of any preferred stock with distribution rights superior to the rights of holders of common stock.

         Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.

         To date, MSI has not paid any cash dividends on its outstanding shares of common stock and does not anticipate doing so for the foreseeable future.

         Stockholder Voting. Both Utah and Delaware law generally require that a majority of the stockholders of both acquiring and target corporations approve statutory mergers. Neither Utah nor Delaware law requires a stockholder vote of the surviving corporation in a merger if:

         o the merger agreement does not amend the existing certificate of incorporation;

         o each share of the stock of the surviving corporation outstanding immediately before the merger is an identical outstanding share after the merger; and

         o either no shares of common stock of the surviving corporation and no securities convertible into common stock are to be delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be delivered under the plan of merger plus those initially issuable upon conversion of any other securities to be delivered under the plan do not exceed 20% of the shares of common stock outstanding immediately prior to the merger.

         Both Utah law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the selling corporation.

         Utah law also requires that mergers, reorganizations, sales of assets and similar transactions be approved by a majority vote of each voting group entitled to vote separately on the plan of merger, reorganization or sale. In general, a class or series of stock is entitled to vote separately (or together with similarly affected shares of different series of the same class) if the proposed transaction would change the rights, preferences or limitations of the respective class or series. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a class of shares. As a result, stockholder approval of transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

         Appraisal Rights. Under both Utah law and Delaware law, a stockholder of a corporation participating in major corporate transactions may be entitled to appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. In determining fair market value, courts generally apply various valuation methods commonly used in the financial community. Under Delaware law, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, while Utah law provides for appraisal rights in these circumstances. Each of Utah and Delaware law provide exemption from appraisal for a transaction by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of the corporations. Delaware and Utah law also provide an exemption to a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

         Inspection of Records. Delaware law allows stockholders and directors to inspect the corporation's records and stockholder's list for purposes reasonably related to the person's interests as a stockholder or director upon written demand. In contrast, under Utah law, directors or shareholders may inspect certain corporate records for any purpose as long as the directors or shareholders gives the corporation written notice five business days in advance. Other records, including the shareholder list and minutes from meetings of the board of directors, may be inspected only for a purpose reasonably related to the shareholder's or director's interest.

APPRAISAL RIGHTS

         The shareholders do not have appraisal rights triggered by the reincorporation.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION

         The following is a discussion of the federal income tax considerations that may be relevant to holders of our common stock who receive Aperian common stock in exchange for their MSI common stock as a result of the proposed reincorporation. The discussion does not address all of the tax consequences of the proposed reincorporation that may be relevant to particular shareholders, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Aperian common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF THE TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

         Subject to the limitations, qualifications and exceptions described herein, and assuming the proposed reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

         o No gain or loss should be recognized by holders of MSI common stock upon receipt of Aperian pursuant to the proposed reincorporation;

         o The aggregate tax basis of the Aperian received by each stockholder in the proposed reincorporation should be equal to the aggregate tax basis of MSI common stock surrendered in exchange therefor; and

         o The holding period of the Aperian common stock received by each shareholder of MSI should include the period for which the shareholder held MSI common stock surrendered in exchange therefor, provided that the MSI common stock was held by the shareholder as a capital asset at the time of proposed reincorporation.

         o MSI should not recognize gain or loss for federal income tax purposes as a result of the proposed reincorporation, and Aperian should succeed, without adjustment, to the federal income tax attributes of MSI.

         We have not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the proposed reincorporation under the tax code. We will, however, receive an opinion from legal counsel substantially to the effect that the proposed reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the tax code. The tax opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the tax opinion will be subject to assumptions and qualifications and will be based upon the truth and accuracy of representations made by Aperian and us.

         A successful IRS challenge to the reorganization status of the proposed reincorporation would result in a stockholder recognizing gain or loss with respect to each share of MSI common stock exchanged in the proposed reincorporation equal to the difference between the stockholder's basis in the share and the fair market value, as of the time of the proposed reincorporation, of the Aperian common stock received in exchange therefor. In this event, a stockholder's aggregate basis in the shares of Aperian common stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for the shares would not include the period during which the stockholder held MSI common stock.

    YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE REINCORPORATION.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information concerning each of our directors and officers as of the date of this document.

Name                                        Age               Position
Robert J. Gibbs (3)(4)                      44                President, Chief Executive Officer and Director

Douglas W. Banister                         38                Chief Financial Officer and Vice President of Finance

Cliff Luckey                                40                Chief Technology Officer and Vice President of Technology
                                                              and Solutions

James P. Bates                              53                Chief Information Officer and Vice President

Marsha Cameron                              45                Executive Vice President - Administration

Wayne A. Irwin                              38                Executive Vice President - Sales, Marketing, & Operations

Christopher Brickler (1)(3)                 28                Director

Blandina Cardenas                           43                Director

Ernesto M. Chavarria                        43                Director

Daniel Dornier (1)(2)(3)                    36                Director

Stephen J. Metzger (1)(2)(3)(4)             47                Director

Humbert B. Powell, III                      61                Director

Davinder Sethi (2)(3)(4)                    52                Director

Jack C. Baum                                43                Director Nominee

Dr. Donald H. Brush                         53                Director Nominee

Raymond Wicki                               56                Director Nominee

--------------

(1)      Member of the audit committee

(2)      Member of the compensation committee

(3)      Member of the executive committee

(4)      Member of the nominating committee

         Robert J. Gibbs joined MSI in June 1999 as President and Chief Executive Officer. From 1997 to 1999, Mr. Gibbs founded and served as a consultant with Sigma Solutions Group, which provides executive management services for high tech startup companies. From 1990 to 1997, Mr. Gibbs served as President, Executive Vice President and Chief Financial Officer of Uniden America Corporation, a wireless products and services company. He received a Bachelor of Science in Finance from the University of Colorado and received a Master of Business Administration from Southern Methodist University.

         Douglas W. Banister joined MSI in August 1999 as Chief Financial Officer and Vice President of Finance. From 1990 to 1999, Mr. Banister served as Accounting Manager, Vice President and Chief Financial Officer of Uniden America Corporation. From 1987 to 1990, Mr. Banister served as Controller for D.R. Horton Custom Homes. From 1983 to 1987, he served as a Senior Auditor with Ernst & Young, L.L.P. in its audit department. He received a Bachelor of Business Administration in Accounting from Texas Wesleyan University. He has been a Certified Public Accountant since 1986.

         Cliff Luckey joined MSI in August 1999 as Chief Technology Officer and Vice President of Technology and Solutions. From 1996 to 1999, Mr. Luckey served as Director of GTE's Enterprise Management Center. From 1995 to 1996, Mr. Luckey was a Staff Manager managing engineers for Motorola. Mr. Luckey received his technological training as a Hawk Missile Engineer from the United States Army Air Defense School.

         James P. Bates joined Aperian in May 2000 as Vice President - Chief Information Officer. From 1998 to 2000, Mr. Bates served as a Consulting Practice Director, e-Business and Internet applications, with Oracle Corporation. From 1996 to 1998 he served as Chief Information Officer and Vice President, Information Services with Vari*Lite, Inc. From 1989 to 1996, he served as a manager in the Software Engineering and Information Technology groups at DSC Communications, Inc. He received a Bachelor of Business Administration from the University of Texas at Austin and received a Master of Business Administration from the University of Utah. He has been a Certified Public Accountant since 1985.

         Marsha Cameron joined MSI in May 2000 as Executive Vice President - Administration. From 1995 to 2000, Ms. Cameron served as Vice President of Workforce Effectiveness for GTE Corporation. From 1991 to 1995, she served as Worldwide Practice Director of Compensation Consulting for Watson Wyatt. She received a Bachelor of Science from University of California at Riverside and a Master of Science from Columbia University in New York.

         Wayne A. Irwin joined MSI in May 2000 as Executive Vice President - Sales, Marketing, & Operations. From 1997 to 2000, Mr. Irwin served as Assistant Vice President - Web Commerce, and Assistant Vice President - Channel Strategy at GTE Corporation. From 1993 to 1997 he served as Director - Wholesale Markets for GTE Network Services. He received a Bachelor of Science in Business Administration from Central Michigan University and received a Master of Business Administration from Xavier University in Cincinnati.

         Christopher Brickler has been a director of MSI since October 1999. From December 1998 to October 1999, he served as Vice President - Marketing of BT Global Business Markets, a communications services provider based in London. Previously, he was employed for five years with GTE, most recently in the development of GTE's Internet technology. He received a Bachelor of Business Administration degree from the University of Texas.

         Blandina Cardenas has been a director of MSI since November 1997. Since 1995, Dr. Cardenas has been an Associate Professor of Education Leadership at the University of Texas at San Antonio. From 1992 to 1995, she was a Professor at Southwest Texas State University. She received a Doctorate in Educational Leadership from the University of Massachusetts at Amherst and a Bachelor in Journalism from the University of Texas at Austin.

         Ernesto M. Chavarria has been a director of MSI since November 1997. Mr. Chavarria has been employed by ITBR, Inc., an international consulting company, since 1978 and has served as its President since 1990.

         Daniel Dornier has been a director of MSI since July 1998. Since 1995, Mr. Dornier has been the president of Dornier Capital Advisers, an investment-portfolio management company. From 1993 and 1995, Mr. Dornier was a private investment manager for various companies owned by the Dornier family. From 1991 to 1993, he was an investment banker at SBC Warburg, Dillon, Reed. He received a Master of Business Administration from the City University of Bellevue, Washington (the Zurich, Switzerland campus). He received a Bachelor of Business Administration degree from the University of Nuertingen, Germany.

         Stephen J. Metzger has been a director of MSI since August 1999. From 1998 to 1999, he was the chief executive officer of Waller Creek Communications, an Austin, Texas based competitive local exchange carrier. From 1994 to present, Mr. Metzger founded and manages Manchester International Incorporated, a company which provides interim management, strategy, business development, specialized training and investment consulting to telecommunications carriers, computer companies and network equipment providers. From 1991 to 1993, Mr. Metzger was president and chief executive officer of NetCommand, a consulting firm specializing in the development of Internet services, EDI and electronic commerce strategy, products and organizations for global corporations, international carriers and value added networks.

         Humbert Powell, III has been a director of MSI since August 1999. Since 1997, he has been a Managing Director of Sanders Morris Mundy, a NASD-member investment banking firm. From 1995 to 1997, Mr. Powell was Vice Chairman and Director of Marleau, Lemire, Securities, Inc. and Chairman of the Board of Marleau, Lemire USA. From 1988 through February 1995, Mr. Powell served as a Senior Managing Director in the Corporate Finance Department of Bear Stearns & Co. Mr. Powell currently serves as a director for Bikers Dream Inc., Evolve, Lawman Corp., Millennium Vue Inc. and Osicom Technologies Inc., and as a trustee of Salem-Teikyo University. Mr. Powell received degrees in Business and Economics from the University of Florida and Salem University.

         Davinder Sethi has been a director of MSI since August 1999. Since 1996, he has been an independent advisor and investor in the fields of information technologies and finance. From 1990 to 1996, he served as Director and Senior Advisor to Barclays de Zoete Wedd. Dr. Sethi currently serves as a director of Pamet Systems, Inc., where he also serves on the Audit and Compensation Committees. Dr. Sethi received a Doctorate and a Master degree in Operations Research, Economics and Statistics from the University of California at Berkeley and is a graduate of the Executive Management Program from Pennsylvania State University.

         Jack C. Baum has been the President of Sagebrook Technology since 1998. From 1997 to 1998, he was a Principal of Engles Urso Foomer Capital Corporation. Prior to 1997, he founded and owned Canyon Cafe. Mr. Baum serves on the Board of Directors of the following: Community Homes for Adults (CHAI), Furr's Bishop's, Inc. (NYSE: CHI), BridgePoint Technical Manufacturing Corporation, WiseCity.com, FuGEN Technologies, Isochron Data Corporation, Vital Careers, Emplawyernet.com, SkillsVillage.com, New Network, Ltd., Texas Israel Chamber of Commerce, Jewish Federation of Greater Dallas, Fuel Marketing Solutions and Greenhill School. Mr. Baum received his bachelor's degree in business administration from the University of Texas in 1977.

         Dr. Donald H. Brush is co-founder and has been President of The Renova Corporation since 1985. Dr. Brush was formerly on the tenured faculty of Rensselaer Polytechnic Institute, where he taught the management of science and technology, and The University of Texas at Dallas where he was Director of the Undergraduate Management Program. Dr. Brush is a Director of the Hogan Quality Institute and the Texas Quality Consortium and on the Editorial Board of the Journal for Corporate Education. Mr. Brush received his doctorate degree in psychology from the University of Georgia in 1976, a masters degree in psychology from the University of Georgia in 1974 and his bachelor's degree in psychology from Denison University in 1969. Mr. Brush has also studied at the Amos Tuck School of Business Administration, Dartmouth College, the University of Grenoble, France in 1965, and the University of Wisconsin, Madison in 1967.

         Raymond Wicki is a co-founder and chairman of M2, a Swiss investment company, and Bern Venture, a Berne based venture capital fund. From 1990 to 2000, he was the chief executive officer of Ban von Graffenried, a family owned private bank in Bern. Mr. Wicki serves on the boards of several industrial, finance and service companies in Switzerland, Germany and the United States. Mr. Wicki received a degree in Business Administration and a doctorate in Finance and Taxation from the University of Berne. Mr. Wicki also received a master degree in Business Administration from Kent State University in Ohio.

         We have no knowledge of any arrangement or understanding in existence between any executive officer named above and any other person pursuant to which any such executive officer was or is to be elected to such office or offices. All our officers serve at the pleasure of the board of directors. All officers will hold office until the next annual meeting of the shareholders.

RELATIONSHIPS AMONG BOARD MEMBERS AND EXECUTIVE OFFICERS

         Christopher Brickler, one of our directors, is the step-son of Robert Gibbs, our President and Chief Executive Officer. Russell Birk, our Vice President of Corporate Finance, is the brother of Glenn Birk, our Vice President of Sales.

MEETINGS AND COMMITTEES OF DIRECTORS

         The board of directors held 20 meetings during the fiscal year ended March 31, 2000. No director attended fewer than 66% of such meetings.

         The board of directors has four standing committees: the executive committee, the audit committee, the compensation committee and the nominating committee. The executive committee, which met nine times during the fiscal year ended March 31, 2000, is authorized to exercise the powers of the board of directors during the intervals between meetings of the board of directors and has the authority to conduct any business the board of directors is authorized to conduct. The audit committee, which did not meet during the fiscal year ended March 31, 2000, recommends to the board of directors the engagement of our independent accountants and reviews the plans for, and the results and scope of, the annual auditing engagement. The compensation committee, which did not meet during the fiscal year ended March 31, 2000, determines the compensation of executive officers, including bonuses, and administers the Stock Option Plan. The nominating committee, which was constituted on February 22, 2000, did not meet during the fiscal year ended March 31, 2000. The nominating committee recommends nominees for members of the board of directors for approval at shareholder meetings. The executive committee consists of Messrs. Brickler, Dornier, Gibbs, Metzger and Sethi. The audit committee consists of Messrs. Brickler, Dornier and Metzger. The compensation committee consists of Messrs. Dornier, Metzger, and Sethi. The nominating committee consists of Messrs. Gibbs, Metzger and Sethi. No director attended fewer than 55% of the meetings of committees of the board of directors on which he served during the fiscal year ended March 31, 2000.

         The nominating committee of your board of directors will not consider nominees for the board of directors recommended by you or other shareholders.


                             MANAGEMENT COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         SUMMARY COMPENSATION TABLE. The following table summarizes the compensation earned during each of the last three fiscal years to (i) our Chief Executive Officer, and (ii) two most highly compensated other executive officers whose salary and bonus for fiscal year ended March 31, 2000 was $100,000 or greater.

                           SUMMARY COMPENSATION TABLE


                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                  ANNUAL COMPENSATION                       SECURITIES
                                                                           OTHER ANNUAL     UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR      SALARY      BONUS      COMPENSATIONS      OPTIONS       COMPENSATION
---------------------------              ----     --------    --------    -------------    ------------    ------------
ROBERT GIBBS......................       2000     $121,411    $170,000          --            1,362,950         --
  CHAIRMAN AND
  CHIEF EXECUTIVE OFFICER

GLENN BIRK........................       2000     $204,854          --          --              155,000         --
  VICE PRESIDENT OF SALES

DOUGLAS BANISTER..................       2000     $123,116          --          --              100,000         --
  CHIEF FINANCIAL OFFICER

GARY FORTIN.......................       2000     $ 96,015          --          --              100,000         --
  VICE PRESIDENT OF MARKETING

PATRICIA HRABINA..................       2000     $ 79,223          --          --              100,000         --
  VICE PRESIDENT OF HUMAN
  RESOURCES

CLIFF LUCKEY......................       2000     $ 77,993          --          --              100,000         --
  CHIEF TECHNOLOGY OFFICER
  AND VICE PRESIDENT OF
  TECHNOLOGY AND SOLUTIONS

ROGER LANE........................       2000     $115,785          --          --               40,000         --
  FORMER CHIEF OPERATING
  OFFICER

         OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information regarding the stock options granted to and exercised by the named executive officers during the fiscal year ending March 31, 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                         % OF TOTAL
                                             NUMBER OF     OPTIONS
                                             SECURITIES    GRANTED                       DATE OF
                                             UNDERLYING      TO                           GRANT
                                              OPTIONS     EMPLOYEES       EXERCISE        MARKET       EXPIRATION
                                              GRANTED      IN 2000          PRICE         PRICE           DATE
                                             ----------  ----------       --------       -------       ----------
ROBERT GIBBS.............................    1,362,950      44.38%          $5.56         $5.56           June-09
  CHAIRMAN & CHIEF EXECUTIVE
  OFFICER
GLENN BIRK...............................       55,000      1.79%           $6.63         $6.63         August-09
  VICE PRESIDENT OF SALES
GLENN BIRK...............................      100,000      3.26%           $4.56         $4.56         August-09
  VICE PRESIDENT OF SALES
DOUG BANISTER............................      100,000      3.26%           $4.50         $4.50         August-09
  CHIEF FINANCIAL OFFICER
GARY FORTIN..............................      100,000      3.26%           $5.25         $5.25        October-09
  VICE PRESIDENT OF MARKETING
PATRICIA V. HRABINA......................      100,000      3.26%           $6.19         $6.19           July-09
  VICE PRESIDENT OF HUMAN
  RESOURCES
CLIFF LUCKEY.............................      100,000      3.26%           $4.50         $4.50         August-09
  CHIEF TECHNOLOGY OFFICER
  AND VICE PRESIDENT OF
  TECHNOLOGY AND SOLUTIONS
ROGER LANE...............................       40,000      1.30%           $3.88         $3.88          March-09
  FORMER CHIEF OPERATING OFFICER

         OPTION EXERCISES AND FISCAL YEAR END VALUES. The following table provides information about the number of shares issued upon option exercises by the named executive officers during fiscal year ended March 31, 1999, and the value realized by the named executive officers. The table also provides information about the number and value of options held by the named executive officers at March 31, 2000.

            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

                                                                                                           VALUE OF UNEXERCISED
                                                                            NUMBER OF SECURITIES               IN-THE-MONEY
                                                                           UNDERLYING UNEXERCISED               OPTIONS AT
                                          SHARES                             OPTIONS AT YEAR-END                 YEAR-END (1)
                                        ACQUIRED ON                      ----------------------------   ----------------------------
               NAME                      EXERCISE     VALUE REALIZED     EXERCISABLE    UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
ROBERT GIBBS ......................          --                0            545,180         817,770     $12,059,382      $18,089,072
  CHAIRMAN & CHIEF EXECUTIVE
  OFFICER
GLENN BIRK ........................          --                0             80,000          75,000       1,669,600        1,565,250
  VICE PRESIDENT OF SALES
DOUG BANISTER .....................          --                0             25,000          75,000         587,500        1,762,500
  CHIEF FINANCIAL OFFICER
GARY FORTIN .......................          --                0             25,000          75,000         568,750        1,706,250
 VICE PRESIDENT OF MARKETING
PATRICIA V. HRABINA ...............          --                0             25,000          75,000         545,250        1,635,750
  VICE PRESIDENT OF HUMAN
  RESOURCES
CLIFF LUCKEY ......................      15,000          205,500             85,000          85,000              --        1,800,000
  CHIEF TECHNOLOGY OFFICER
  AND VICE PRESIDENT OF
  TECHNOLOGY AND SOLUTIONS
ROGER LANE ........................          --                0             40,000              --         964,800
  FORMER CHIEF OPERATING
  OFFICER

------------

(1) Value based on the March 31, 2000 closing price of the common stock of $28.50 per share.

COMPENSATION OF DIRECTORS AND ADVISORY BOARD MEMBERS

         Each director who is not an employee of the Company is paid $1,000 for attending each meeting of the Board of Directors and $500 for attending each committee meeting. Each director also receives options to purchase 25,000 shares of common stock upon becoming a director and 25,000 options annually of each year thereafter. Additionally, each director is reimbursed for expenses incurred in attending meetings of the Board of Directors and related committees.


COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVES

         In June 1999, we entered into an employment agreement with Robert Gibbs, President and Chief Executive Officer. Mr. Gibbs' agreement provides for a two-year term with a two-year extension and a base salary of $150,000 for the first year and $240,000 during the second year, and each subsequent term if extended. In addition, Mr. Gibbs' agreement provides for an option to purchase up to 1,362,950 shares of common stock at $5.56 per share as follows: (i) an option to purchase 272,590 shares of common stock vested immediately upon grant on June 30, 1999, (ii) an option to purchase 272,590 shares of common stock to vest 91 days after the grant date, (iii) an option to purchase 545,180 shares of common stock to vest on the first anniversary of the grant date and (iv) an option to purchase 272,590 shares of common stock to vest on the second anniversary of the grant date. Mr. Gibbs' agreement also entitles him to receive a bonus equal to 1.5% of each equity offering consummated by us during his first year of employment. The bonus is capped at $170,000 and has already been paid in full. Mr. Gibbs' agreement also provides for a discretionary bonus to be decided by the board of directors of up to $50,000 during the first year. Additional bonus opportunities are available in the second year. Upon termination of Mr. Gibbs' employment for death, disability or without cause, Mr. Gibbs is entitled to payments over a two-year period equal to $240,000. Mr. Gibbs' agreement also provides for a $800 monthly transportation allowance. Mr. Gibbs' agreement is terminable by either party at any time.

         As of March 24, 1999, we entered into an employment agreement with Roger M. Lane, Chief Operating Officer. The agreement provided for an annual base salary of $120,000 and reimbursement of ordinary, necessary and documented business expenses. In addition, the agreement provided for a stock option to purchase up to 450,000 shares of common stock vesting as follows: (i) options to purchase 100,000 shares of common stock will vest at six months after the grant date of March 24, 1999; (ii) options to purchase an additional 110,000 shares of common stock will vest on the first anniversary of the grant date; and (iii) options to purchase 120,000 shares of common stock will vest on each of the second and third anniversary of the grant date. The agreement is terminable by either party. In July 1999, the agreement and Mr. Lane's employment with us were terminated.

MANAGEMENT BONUSES

         Management and certain employees are eligible to receive annual bonuses. The compensation committee of the board of directors determines the amount of such bonuses.

RELATED PARTY TRANSACTIONS

         On December 20, 1999, we settled a previously disclosed business obligation regarding a consulting agreement with Dr. Davinder Sethi, a director, and MMH Investments, Inc., a company that is principally owned and controlled by Robert Hersch, our former vice president of corporate finance. Pursuant to the settlement, we issued 150,000 shares of common stock to MMH Investments, Inc., and agreed to immediately register the shares for resale on Form S-3. We understand that MMH Investments, Inc. will pay each of Mr. Sethi and Humbert B. Powell, III, a director, 37,500 of these shares.

         On November 19, 1999, we received a letter from Ernesto Chavarria, a director, demanding payment of approximately $63,000 of past due board of directors' fees and the issuance of options to acquire 45,000 shares of common stock. MSI believes that we owe Mr. Chavarria his annual grant of options to acquire 25,000 shares of common stock and his $1,000 per meeting board fees for recent meetings, representing an aggregate of $9,000 as of December 31, 1999. We believe that we do not owe Mr. Chavarria any other amounts.

STOCK OPTION PLAN

         The stock option plan gives certain individuals and our key employees who are responsible for our continued growth an opportunity to acquire a proprietary interest in MSI, and thus to create in such persons an increased interest in and a greater concern for the welfare of MSI. The stock option plan provides for the grant of options to acquire up to 10,000,000 shares of common stock. Grants of stock options with respect to 3,320,950 shares of common stock have been made under the stock option plan.

         The stock option plan is administered by our compensation committee, which is currently comprised of Messrs. Dornier, Metzger, and Sethi. The compensation committee has authority, subject to the terms of the stock option plan (including the formula grant provisions and the provisions relating to incentive stock options contained therein), to determine when and to whom to make grants or awards under the stock option plan, the number of shares to be covered by the grants or awards, the types and terms of the grants and awards, and the exercise price of stock options. Moreover, the compensation committee will have the authority, subject to the provisions of the stock option plan, to establish such rules and regulations as it deems necessary for the proper administration of the stock option plan and to make such determinations and interpretations and to take such action in connection with the stock option plan and any grants and awards thereunder as it deems necessary or advisable. The compensation committee's determinations and interpretations under the stock option plan are final, binding and conclusive on all participants and need not be uniform and may be made by the compensation committee selectively among persons who receive, or are eligible to receive, grants and awards and awards under the stock option plan.

         Grants of "incentive stock options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options (options which do not qualify under section 422 of the Code) may be made under the Stock Option Plan to key employees. Grants of non-qualified stock options may be made to eligible non-employees (as defined in the Stock Option Plan).

         The exercise price per share of common stock under each option is fixed by the compensation committee on the date of grant; provided, however, that the exercise price of an incentive stock option granted to a person who, at the time of grant, owns our shares which possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value of a share of common stock on the date of grant. No option is exercisable after the expiration of ten years from the date of grant, unless, as to any non-qualified stock option, otherwise expressly provided in the option agreement; provided, however, that no incentive stock option granted to a person who, at the time of grant, owns our stock possessing more than 10% of the total combined voting power of all classes of our stock is exercisable after the expiration of five years from the date of grant.

         In the event of a change of control or sale of MSI, all outstanding stock options may, subject to the sole discretion of the compensation committee, become exercisable in full at such time or times as the compensation committee may determine. Each stock option accelerated by the compensation committee would terminate on such date (not later than the stated exercise date) as the compensation committee determines.

         Unless an option or other agreement provides otherwise, upon the date of death of an optionee (or upon the termination of an optionee because of such optionee's disability), the person who acquires the right to exercise the option of such optionee (or the optionee in the case of disability) must exercise such option within 180 days after the date of death (or termination in the case in disability), unless a longer period is expressly provided in such incentive stock option or a shorter period is established by the compensation committee, but in no event after the expiration date of such option. Following an optionee's termination of employment for cause, all stock options held by such optionee will immediately be canceled as of the date of termination of employment. Following an optionee's termination of employment other than for cause, such optionee must exercise his stock option within 30 days after the date of such termination, unless a longer period is expressly provided in such stock option or a shorter period is established by the compensation committee, provided that no incentive stock option shall be exercisable more than three months after such termination.

         The option exercise price may be paid in cash, or, in the discretion of the compensation committee, by the delivery of shares of common stock then owned by the participant, or by a combination of these methods.

         Also, in the discretion of the compensation committee, payment may be made by delivering a properly executed exercise notice to MSI together with a copy of irrevocable instructions to a broker to deliver promptly to MSI the amount of sale or loan proceeds to pay the exercise price.

         Except as otherwise expressly provided in any non-qualified stock option, stock options may be transferred by a participant only by will or by the laws of descent and distribution and may be exercised only by the participant during his lifetime.

         Future awards, if any, that will be made to eligible participants in the stock option plan are subject to the discretion of the compensation committee and, therefore, are not determinable at this time. The following table sets forth, for certain executive officers and groups, the awards that have been received under the stock option plan through March 15, 2000.


                                                                                  TOTAL NUMBER OF
                                                                                  SHARES GRANTED
                                                                                       UNDER
          NAMED EXECUTIVE OFFICERS AND OFFICERS,                                 STOCK OPTION PLAN
              DIRECTORS, AND EMPLOYEE GROUPS                                   AS OF MARCH 31, 2000
--------------------------------------------------------                       --------------------
Robert Gibbs............................................                             1,362,950
Glenn Birk..............................................                               155,000
Doug Banister ..........................................                               100,000
Roger Lane .............................................                                40,000
Gary Fortin.............................................                               100,000
Patricia Hrabina........................................                               100,000
Cliff Luckey............................................                               100,000
Executive Group.........................................                               700,000
Non-Executive Director Group............................                               250,000
Non-Executive Officer Employee Group....................                               603,000

RETIREMENT PLANS

         We sponsor a Section 401(k) defined contribution plan for all employees.

LIMITATIONS OF LIABILITY AND INDEMNIFICATION MATTERS

         Our revised articles of incorporation provides that no director of MSI shall be personally liable to us or our shareholders for monetary damages for breach of his fiduciary duty as a director, except for liability

         o for any breach of the directors' duty of loyalty to us or our shareholders,

         o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,

         o in respect of certain unlawful dividend payments or stock redemptions or purchases or

         o for any transaction from which the director derived an improper personal benefit.

The effect of these provisions is to eliminate our rights and the rights of our shareholders (through shareholders' derivative suits) to recover monetary damages against a director for breach of fiduciary duty as a director (including breaches resulting from grossly negligent behavior), except in the situations described above.

         We have entered indemnification agreements with each of our directors and executive officers to be effective upon the merger. Pursuant to these agreements, under which we will indemnify the director or officer to the fullest extent permitted by law and will advance expenses if the director or officer becomes a party to or witness or other participant in any threatened, pending or completed action, suit or proceeding by reason of any occurrence related to the fact that the person is or was a director, officer, employee, agent or fiduciary of us or our subsidiary or another entity at our request, unless a reviewing party (either outside counsel or a committee appointed by the board of directors) determines that the person would not be entitled to indemnification under applicable law. In addition, if a change in control or a potential change in control occurs and if the person indemnified so requests, we will establish a trust for the benefit of the indemnitee and fund the trust in an amount sufficient to satisfy all expenses reasonably anticipated at the time of the request to be incurred in connection with any claim relating to an indemnifiable event. The reviewing party will determine the amount deposited in the trust. An indemnitee's rights under his indemnification agreement will not be exclusive of any other rights under our revised articles of incorporation or bylaws or applicable law.

         We believe that these provisions and agreements will assist us in attracting and retaining qualified individuals to serve as directors and officers.

STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

         The following table sets forth as of March 31, 2000, the number and percentage of outstanding shares of common stock beneficially owned by (A) each person who beneficially owns more than five percent of the outstanding shares of our common stock; (B) each of our executive officers; (C) each of our directors; and (D) all of our officers and directors as a group.

          Name and Address of                      Number of Shares                         Percentage of
           Beneficial Owner                    Beneficially Owned (1)(2)                 Outstanding Shares
          -------------------                  -------------------------                 ------------------
Entrepreneurial Investors, Ltd. (3)                    6,379,167                                17.2%
P.O. Box 40643
Freeport, G.B., Bahamas

Jose G. Chavez (4)                                     2,663,000                                7.3%
8021 Bottle Brush
Austin, Texas  78750

Andrew Ramirez                                         2,873,750                                7.9%
40 North IH 35, TH-6
Austin, Texas  78701

Douglas W. Banister (5)                                   25,000                                  *

Russell Birk                                                  --                                  *

Glenn Birk (7)                                            85,000                                  *

Christopher Brickler (8)                                  70,000                                  *

Blandina Cardenas                                          5,000                                  *

Ernesto M. Chavarria                                      67,500                                  *

Daniel Dornier                                           243,620                                 .7%

Gary Fortin (5)                                           27,200                                  *

Robert J. Gibbs (8)                                      545,180                                1.5%

Patricia Hrabina (5)                                      30,000                                  *

Cliff Luckey (9)                                          10,000                                  *

Stephen J. Metzger (10)                                  115,000                                  *

Humbert B. Powell, III (5)                                25,000                                  *

Davinder Sethi (5)                                        25,000                                  *

Shawn Wiora (5)                                           25,000                                  *

Mark R. Slosson                                               --                                 --

All directors and officers as a group (11)             1,298,500                                3.5%

*        Denotes less than 1% ownership.

         (1) The rules of the SEC provide that, for the purposes hereof, a person is considered the "beneficial owner" of shares with respect to which the person, directly or indirectly, has or shares the voting or investment power, irrespective of his economic interest in the shares. Unless otherwise noted, each person identified possesses sole voting and investment power over the shares listed, subject to community property laws.

         (2) Calculations are based on 36,502,875 outstanding shares of common stock as of March 31, 2000. Shares of common stock subject to options that are exercisable within 60 days of March 31, 2000, are deemed beneficially owned by the person holding such options for the purposes of calculating the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.

         (3) Includes 500,000 shares of common stock issuable upon the exercise of warrants.

         (4) Includes 100,000 shares of common stock issuable upon the exercise of stock options.

         (5) Includes 25,000 shares of common stock issuable upon the exercise of stock options.

         (6) Includes 80,000 shares of common stock issuable upon the exercise of stock options.

         (7) Includes 55,000 shares of common stock issuable upon the exercise of stock options and warrants to purchase common stock.

         (8) Includes 545,180 shares of common stock issuable upon the exercise of stock options.

         (9) Includes 10,000 shares of common stock issuable upon the exercise of stock options.

         (10) Includes 85,000 shares of common stock issuable upon the exercise of stock options and warrants to purchase common stock.

         (11)     Includes information in the notes above.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The following table sets forth each of our directors, officers and holders of 10% or more of our outstanding stock at any time during the fiscal year ended March 31, 2000 who we know to have failed to file on a timely basis the described forms required to be filed under the Securities Exchange Act of 1934.

                                                      NUMBER OF FAILURES TO
                                                           FILE REPORTS
                                                                                   NUMBER OF         NUMBER OF TRANSACTIONS
           NAME AND PRINCIPAL POSITION              FORM 3    FORM 4   FORM 5    LATE REPORTS      NOT REPORTED A TIMELY BASIS
           ---------------------------              ------    ------   ------    ------------      ---------------------------
Robert J. Gibbs                                        0        1         0            0                     1
         President, Chief Executive Officer and
         Director
Douglas W. Banister                                    1        0         0            0                     0
         Chief Financial Officer
Cliff Luckey                                           1        1         0            0                     4
         Chief Technology Officer
Glenn Birk                                             0        3         1            0                     4
         Vice President of Sales
Russell Birk                                           1        0         0            0                     0
         Vice President of Corporate Finance
Gary Fortin                                            0        1         0            0                     1
         Vice President of Marketing
Patricia V. Hrabina                                    1        1         0            0                     2
         Vice President of Human Resources
Mark R. Slosson                                        1        0         0            0                     0
         Vice President of Wholesale Markets
Shawn Wiora                                            1        0         0            0                     0
         Vice President of Strategic Markets
Bruce Cummings                                         1        0         0            0                     0
         Vice President of New Markets
Christopher Brickler                                   1        2         0            0                     3
         Director
Blandina Cardenas                                      0        1         1            0                     1
         Director
Ernesto M. Chavarria                                   0        2         1            0                     9
         Director
Daniel Dornier                                         0        3         1            0                    61
         Director
Stephen J. Metzger                                     1        3         0            0                     4
         Director
Humbert B. Powell, III                                 1        2         0            0                     2
         Director
Davinder Sethi                                         1        1         0            0                     1
         Director
Robert Frank                                           1        0         0            0                     0
         former Chief Operating Officer
Robert Hersch                                          1        2         1            0                     4
         former Vice President of Corporate
         Finance
Stephen Joseph Hoelscher                               0        4         0            0                     5
         former Controller

                                                                     APPENDIX A

                               MSI HOLDINGS, INC.
                             2000 STOCK OPTION PLAN

1.       Purpose.

         MSI Holdings, Inc., a Utah corporation (herein, together with its successors, referred to as the "Company"), by means of this 2000 Stock Option Plan (the "Plan"), desires to afford certain individuals and employees of the Company and any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired (such parent and subsidiary corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. As used in the Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). All defined terms not otherwise defined in Sections 1 through 16 of this Plan shall have the meanings set forth in Section 17 of this Plan.

         The stock options described in Sections 6 and 7 (the "Options") and the shares of Common Stock (as hereinafter defined) acquired pursuant to the exercise of such Options are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

2.       Administration.

         (a) Committee. The Board of Directors of the Company (the "Board of Directors") shall administer the Plan with respect to all Employees (as hereinafter defined) or Eligible Non-Employees (as hereinafter defined) or may delegate all or part of its duties under this Plan to any committee or sub-committee appointed by the Board of Directors (the "Committee") or to any officer or committee of officers of the Company, subject in each case to such conditions and limitations as the Board of Directors may establish and subject to the following sentence. Unless a majority of the members of the Board of Directors determines otherwise: (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3, which Committee shall administer the Plan with respect to all Employees or Eligible Non-Employees who are subject to Section 16 of the Exchange Act in a manner that satisfies the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m), which Committee shall administer the Plan with respect to "performance-based compensation" for all Employees or Eligible Non-Employees who are reasonably expected to be "covered employees" as those terms are defined in Section 162(m). The number of persons that shall constitute the Committee shall be determined from time to time by a majority of all the members of the Board of Directors. Except for references in Sections 2(a), 2(b), and 2(c) and unless the context otherwise requires, references herein to the Committee shall also refer to the Board of Directors as administrator of the Plan for Employees or Eligible Non-Employees or to the appropriate delegate of the Committee or the Board of Directors.

         (b) Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from or add members to the Committee. Removal from the Committee may be with or without cause. Any individual serving as a member of the Committee shall have the right to resign from membership in the Committee by written notice to the Board of Directors. The Board of Directors, and not the remaining members of the Committee, shall have the power and authority to fill vacancies on the Committee, however caused.

         (c) Meetings and Actions of Committee. The Board of Directors shall designate which of the Committee members shall be the chairman of the Committee. If the Board of Directors fails to designate a Committee chairman, the members of the Committee shall elect one of the Committee members as chairman, who shall act as chairman until he ceases to be a member of the Committee or until the Board of Directors elects a new chairman. The Committee shall hold its meetings at those times and places as the chairman of the Committee may determine. At all meetings of the Committee, a quorum for the transaction of business shall be required, and a quorum shall be deemed present if at least a majority of the members of the Committee are present. At any meeting of the Committee, each member shall have one vote. All decisions and determinations of the Committee shall be made by the majority vote or majority decision of all of its members present at a meeting at which a quorum is present; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting that was duly called and held. The Committee may make any rules and regulations as it may deem advisable for the conduct of its business that are not inconsistent with the provisions of the Plan, the certificate of incorporation of the Company, the by-laws of the Company, Rule 16b-3 so long as it is applicable, and Section 162(m) so long as it is applicable.

3.       Shares Available.

         Subject to the adjustments provided in Section 9, the maximum aggregate number of shares of Common Stock, $0.10 par value, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 10,000,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of such Option, the termination of such Option prior to exercise, or the forfeiture of such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, (ii) issued shares of such Common Stock held in the Company's treasury, or (iii) issued shares of Common Stock reacquired by the Company in each situation as the Board of Directors or the Committee may determine from time to time.

4.       Eligibility and Bases of Participation.

         Grants of Incentive Options (as hereinafter defined) and Non-Qualified Options (as hereinafter defined) may be made under the Plan, subject to and in accordance with Section 6, to Employees. As used herein, the term "Employee" shall mean any employee of the Company or any Related Entity, including officers and directors of the Company or any Related Entity who are also employees of the Company or any Related Entity, who is regularly employed on a salaried basis and who is so employed on the date of such grant.

         Grants of Non-Qualified Options may be made, subject to and in accordance with Section 7, to any Eligible Non-Employee. As used herein, the term "Eligible Non-Employee" shall mean any director of the Company who is not regularly employed on a salaried basis with the Company and any other person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a trust, or other entity (collectively, a "Person"), that the Committee designates as eligible for a grant of Options pursuant to this Plan because such Person performs bona fide consulting, advisory, or other services for the Company or any Related Entity (other than services in connection with the offer or sale of securities in a capital-raising transaction) and the Board of Directors or the Committee determines that the Person has a direct and significant effect on the financial development of the Company or any Related Entity.

         The adoption of this Plan shall not be deemed to give any Person a right to be granted any Options.

         Notwithstanding any other provision of this Plan to the contrary, with respect to the grant of any Options to any Employee or Eligible Non-Employee, the Committee shall first determine the number of shares in respect of which Options are to be granted to such Employee or Eligible Non-Employee and shall then cause to be granted to such Employee or Eligible Non-Employee an Option exercisable for such shares. The exercise price per share of Common Stock under each Option shall be fixed by the Committee at the time of grant of the Option and shall equal at least 100% of the Fair Market Value of a share of Common Stock on the date of grant.

5.       Authority of Committee.

         Subject to the express provisions of the Plan and any applicable law with which the Company intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Options against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Employees or Eligible Non-Employees to whom, and the time or times at which, Options shall be granted; (c) to determine the number of shares of Common Stock, that shall be the subject of each Option; (d) to determine the terms and provisions of each award evidencing Options granted hereunder (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Common Stock issued or transferred pursuant to any Option is restricted, (iii) the effect of termination of employment on the Option,
(iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service) and (v) the establishment of procedures for an optionee (A) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value which, together with such cash as shall be paid in respect of fractional shares, shall equal the aggregate exercise price under such Option for the number of shares then being acquired (including the shares to be so withheld), and (B) to exercise a portion of an Option by delivering that number of shares of Common Stock already owned by such optionee having an aggregate Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares; provided, however, that (A) in the case of Incentive Options, no shares shall be used to pay the exercise price under this paragraph unless (1) such shares were not acquired through the exercise of Incentive Options or (2) if so acquired, (x) such shares have been held for more than two years since the grant of such Incentive Options and for more than one year since the exercise of such Incentive Options (the "Holding Period"), or (y) if such shares have not been held for the Holding Period, the optionee elects in writing to use such shares to pay the exercise price under this paragraph, and
(B) no such procedure shall be available if there is an opinion of the Company's independent accounting firm that the use of such a procedure could negatively affect the financial statements of the Company or a Related Entity;
(e) to accelerate, pursuant to Section 8 or otherwise, the time of exercisability of any Option that has been granted; (f) to construe the respective awards evidencing Options pursuant to the Plan; (g) to make determinations of the Fair Market Value of the Common Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to the second sentence of Section 2(a); and
(i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Option, or in any awards evidencing Options granted hereunder in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 5 shall be final and conclusive. The Committee shall not have the power to appoint members of the Committee or to terminate, modify, or amend the Plan. Those powers are vested in the Board of Directors.


         An Option shall be vested and/or exercisable in whole or in part and at such times as determined by the Committee. The Committee in its discretion may provide that an Option shall be vested or exercisable only upon the attainment of one or more performance goals or targets established by the Committee, which are based on (i) the price of a share of Common Stock, (ii) the Company's earnings per share, (iii) the Company's market share, (iv) the market share of a business unit of the Company designated by the Committee, (v) the Company's sales, (vi) the sales of a business unit of the Company designated by the Committee, (vii) the net income (before or after taxes) of the Company or a business unit of the Company designated by the Committee, (viii) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee,
(ix) the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee, (x) the economic value added, or (xi) the return on stockholders' equity achieved by the Company.

         From time to time, the Board of Directors and appropriate officers of the Company shall be and are authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Common Stock available for issuance pursuant to awards evidencing Options granted hereunder.

6.       Stock Options for Employees.

         Subject to the express provisions of this Plan, the Committee shall have the authority to grant incentive stock options pursuant to Section 422 of the Code ("Incentive Options"), to grant non-qualified stock options (options which do not qualify under Section 422 of the Code) ("Non-Qualified Options"), and to grant both types of Options to Employees. No Incentive Option shall be granted pursuant to this Plan after the earlier of ten years from the date of adoption of the Plan or ten years from the date of approval of the Plan by the stockholders of the Company. Notwithstanding anything in this Plan to the contrary, Incentive Options may be granted only to Employees. The terms and conditions of the Options granted under this Section 6 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 6 shall be subject to all terms and provisions of the Plan (other than Section 7), including the following:

         (a) Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, that such price shall not be less than the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company or any Related Entity which possess more than 10% of the total combined voting power of all classes of shares of the Company or of any Related Entity, the option exercise price shall not be less than 110% of the Fair Market Value per share of Common Stock at the date the Option is granted. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 9 of the Plan.

         (b) Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5(d) of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

         (c) Continuation of Employment. Each Incentive Option shall require the optionee to remain in the continuous employ of the Company or any Related Entity from the date of grant of the Incentive Option until no more than three months prior to the date of exercise of the Incentive Option.

         (d) Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Incentive Option by its terms shall be exercisable after the expiration of ten years from the date of grant of such Option; provided, however, that no Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any Related Entity, possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any Related Entity, shall be exercisable after the expiration of five years from the date such Option is granted.

         (e) Death. If any optionee's employment with the Company or a Related Entity terminates due to the death of such optionee, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms at any time and from time to time within 180 days after the date of death unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the death of such optionee) or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

         (f) Disability. If the employment of any optionee terminates because of his Disability (as defined in Section 17), such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of such termination unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the date of such termination of employment) or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option); provided, however, that in the case of an Incentive Option, the optionee or his legal representative shall in any event be required to exercise the Incentive Option within one year after termination of the optionee's employment due to his Disability.

         (g) Termination for Good Cause. Unless an optionee's Option expressly provides otherwise or the Committee determines otherwise, such optionee shall immediately forfeit all rights under his Option, except as to the shares of stock already purchased thereunder, if the employment of such optionee with the Company or a Related Entity is terminated by the Company or any Related Entity for Good Cause (as defined in Section 17 below). The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

         (h) Other Termination of Employment. If the employment of an optionee with the Company or a Related Entity terminates for any reason other than those specified in subsections 6(e), (f) or (g) above, such optionee shall have the right to exercise his Option in accordance with its terms, within one year after the date of such termination, unless a shorter or longer period is expressly provided in such Option or established by the Committee pursuant to
Section 8 (but not after the expiration date of the Option); provided, that no Incentive Option shall be exercisable more than three months after such termination.

         (i) Maximum Exercise. The aggregate Fair Market Value of stock (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company and any Related Entity shall not exceed $100,000.

7.       Stock Option Grants to Eligible Non-Employees.

         (a) Subject to the express provisions of this Plan, the Committee shall have the authority to grant Non-Qualified Options to Eligible Non-Employees. The terms and conditions of the Options granted under this
Section 7 shall be determined from time to time by the Committee; provided, however, that the Options granted under this Section 7 shall be subject to all terms and provisions of the Plan (other than Section 6), including the following:

                  (i) Option Exercise Price. Subject to Section 4, the Committee shall establish the Option exercise price at the time any Non-Qualified Option is granted at such amount as the Committee shall determine. The Option exercise price shall be subject to adjustment in accordance with the provisions of Section 9 of the Plan.

                  (ii) Payment. The price per share of Common Stock with respect to each Option exercise shall be payable at the time of such exercise. Such price shall be payable in cash or by any other means acceptable to the Committee, including delivery to the Company of shares of Common Stock owned by the optionee or by the delivery or withholding of shares pursuant to a procedure created pursuant to Section 5(d) of the Plan. Shares delivered to or withheld by the Company in payment of the Option exercise price shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the exercise of the Option.

                  (iii) Exercisability of Stock Option. Subject to Section 8, each Option shall be exercisable in one or more installments as the Committee may determine at the time of the grant. No Option shall be exercisable after the expiration of ten years from the date of grant of the Option, unless otherwise expressly provided in such Option.

                  (iv) Death. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his death, the estate of such optionee, or a Person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the optionee, shall have the right to exercise such Option in accordance with its terms, at any time and from time to time within 180 days after the date of death unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the death of such optionee) or established by the Committee pursuant to Section 8 (but in no event after the expiration date of such Option).

                  (v) Disability. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates because of his Disability, such optionee or his legal representative shall have the right to exercise the Option in accordance with its terms at any time and from time to time within 180 days after the date of the optionee's termination unless a shorter or longer period is expressly provided in such Option (but in no event prior to the 90th day after the date of such termination of employment) or established by the Committee pursuant to Section 8 (but not after the expiration of the Option).

                  (vi) Termination for Good Cause. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee is terminated (i) for Good Cause or (ii) as a result of removal of the optionee from office as a director of the Company or of any Related Entity for cause by action of the stockholders of the Company or such Related Entity in accordance with the by-laws of the Company or such Related Entity, as applicable, and the corporate law of the jurisdiction of incorporation of the Company or such Related Entity, then such optionee shall immediately forfeit his rights under his Option except as to the shares of stock already purchased. The determination that there exists Good Cause for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and any decision in respect thereof by the Committee shall be final and binding on all parties in interest.

                  (vii) Other Termination of Relationship. If the retention by the Company or any Related Entity of the services of any Eligible Non-Employee terminates for any reason other than those specified in subsections 7(a)(iv), (a)(v) or (a)(vi) above, such optionee shall have the right to exercise his or its Option in accordance with its terms within one year after the date of such termination, unless a shorter or longer period is expressly provided in such Option or established by the Committee pursuant to Section 8 (but not after the expiration date of the Option).

         (b) An Eligible Non-Employee that is a non-employee director of the Company may elect to receive Options in lieu of all or a portion of such director's annual cash retainer fee, if any, for services as a director of the Company. Notwithstanding subsection 7(a)(ii), the following shall apply if a non-employee director elects to receive all or a portion of his/her annual cash retainer in Options:

                  (i) Method of Election. Except as otherwise specified by the Committee, a non-employee director's election shall be made in accordance with the following provisions. Unless the Committee provides otherwise, the election may be made only by written notice delivered to the Committee prior to the first day of the calendar year in which the cash payment would otherwise be made. The election shall specify the amount of the annual cash retainer that is to be paid in the form of Options and shall be irrevocable except for payments otherwise payable in the next calendar year after the date of a written notice of revocation.

                  (ii) Terms of Options. The date of grant of an Option granted pursuant to this Section 7(b) shall be the date on which the portion of the annual cash retainer fee that the non-employee director has elected not to receive would otherwise have been paid. The number of shares subject to that Option shall be determined by dividing the foregone amount of the annual cash retainer fee otherwise due and payable on the date of grant by the value of an Option for one share of Common Stock on the date of grant having the terms set forth herein, which value shall be calculated pursuant to the Black-Scholes Model. The exercise price with respect to a share of Common Stock subject to that Option shall be the Fair Market Value of a share of Common Stock on the Option's date of grant.

8.       Change of Control.

         Except as otherwise expressly provided in a particular Option, if (i) a Change of Control shall occur or (ii) the Company shall enter into an agreement providing for a Change of Control, then the Committee may declare any or all Options outstanding under the Plan to be exercisable in full at such time or times as the Committee shall determine and the Company may purchase any or all of such Options for an amount of cash equal to the amount that could have been attained upon the exercise of such Options or the realization of the optionee's rights had such Option been currently exercisable. Each Option accelerated by the Committee pursuant to the preceding sentence shall terminate, notwithstanding any express provision thereof or any other provision of the Plan, on such date (not later than the stated exercise date) as the Committee shall determine.

9.       Adjustment of Shares.

         Except as otherwise contemplated in Section 8, and unless otherwise expressly provided in a particular Option, in the event that, by reason of any merger, consolidation, combination, liquidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or other like change in capital structure of the Company (collectively, a "Reorganization"), the Common Stock is substituted, combined, or changed into any cash, property, or other securities, or the shares of Common Stock are changed into a greater or lesser number of shares of Common Stock, the number and/or kind of shares and/or interests subject to an Option and the per share price or value thereof shall be appropriately adjusted by the Committee to give appropriate effect to such Reorganization. Any fractional shares or interests resulting from such adjustment shall be eliminated. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code. The maximum aggregate number of shares of Common Stock in respect of which Options may be granted under this Plan as provided for in Section 3 shall be subject to adjustment as contemplated above.

         Except as otherwise contemplated in Section 8, and unless otherwise expressly provided in a particular Option, in the event that the Company is not the surviving entity of a Reorganization and, following such Reorganization and, in connection with such Reorganization, any optionee will hold Options issued pursuant to this Plan which have not been exercised, canceled, or terminated in connection therewith, the Company shall cause such Options to be assumed (or canceled and replacement Options issued) by the surviving entity or a Related Entity with such changes in the number and/or kind of shares and/or interests subject to an Option and the per share price or the value thereof as the Committee determines is necessary to give appropriate effect to such Reorganization. In the event of any perceived conflict between the provisions of Section 8 and this Section 9, the Committee's determination under Section 8 shall control.

  10.    Assignment or Transfer.

         (a) Transfer of Incentive Options. Incentive Options are not transferrable by an optionee other than by will or the laws of descent and distribution.

         (b)      Transfer of Non-Qualified Options.

                  (i) Permitted Transferees. The Committee may, in its discretion, permit an optionee to transfer all or any portion of a Non-Qualified Option, or authorize all or a portion of any Non-Qualified Option to be granted to an optionee to be on terms which permit transfer by such optionee, to (A) the spouse, former spouse, children, stepchildren, grandchildren, parents, stepparents, grandparents, siblings, nieces, nephews, mother-in-law, father-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law of the optionee, including adoptive relationships, or any other person sharing the optionee's household (other than a tenant or employee) (collectively, "Immediate Family Members"), (B) a trust or trusts in which such Immediate Family Members have more than fifty percent of the beneficial interest, (C) a foundation in which such Immediate Family Members (or the optionee) control the management of assets, or (D) any other entity in which such Immediate Family Members (or the optionee) own more than fifty percent of the voting interests (collectively, "Permitted Transferees"); provided that (x) there may be no consideration for any such transfer, (y) subsequent transfers of Non-Qualified Options transferred as provided above shall be prohibited except subsequent transfers back to the option grantee and transfers to other Permitted Transferees of the option grantee.

                  (ii) Domestic Relations Orders. In the Committee's sole discretion Non-Qualified Options may be transferred pursuant to domestic relations orders entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

                  (iii) Other Transfers and Exercise Rights. Except as expressly permitted by Sections 10(b)(i) and 10(b)(ii), Non-Qualified Options requiring exercise shall not be transferable other than by will or the laws of descent and distribution. In the event that a legal representative has been appointed in connection with the Disability of an optionee, the optionee's options may be exercised by the legal representative.

                  (iv) Effect of Transfer. Following the transfer of any Non-Qualified Option as contemplated by Sections 10(b)(i), 10(b)(ii) and 10(b)(iii), (A) such
                           Non-Qualified Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "optionee" shall be deemed to refer to the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased optionee, as applicable, to the extent appropriate to enable the optionee to exercise the transferred Non-Qualified Option in accordance with the terms of this Plan and applicable law, (B) the provisions of Sections 7(e) through (h) hereof shall continue to be applied with respect to the original optionee and, following the occurrence of any such events described therein the Non-Qualified Options shall be exercisable by the Permitted Transferee, the recipient under a domestic relations order, or the estate or heirs of a deceased Holder, as applicable, only to the extent and for the periods specified in Sections 7(e) through (h), and (C) in the discretion of the Committee, all voting control in the Common Stock transferred pursuant to the exercise of Non-Qualified Options shall be retained in the option grantee.

         (c) Procedures and Restrictions. Any optionee desiring to transfer an Option as permitted under Section 10(a) or 10(b) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (i) it would give rise to short-swing liability under Section 16(b) of the Exchange Act, or (ii) it may not be made in compliance with all applicable federal, state and foreign securities laws.

11.      Compliance with Securities Laws.

         The Company shall not in any event be obligated to file any registration statement under the Securities Act or any applicable state securities law to permit exercise of any option or to issue any Common Stock in violation of the Securities Act or any applicable state securities law. Each optionee (or, in the event of his death or, in the event a legal representative has been appointed in connection with his Disability, the Person exercising the Option) shall, as a condition to his right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable state securities law.

         Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.

         This legend shall not be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state securities laws.

12.      Withholding Taxes.

         By acceptance of the Option, the optionee will be deemed to (i) agree to reimburse the Company or Related Entity by which the optionee is employed for any federal, state, or local taxes required by any government to be withheld or otherwise deducted by such corporation in respect of the optionee's exercise of all or a portion of the Option; (ii) authorize the Company or any Related Entity by which the optionee is employed to withhold from any cash compensation paid to the optionee or in the optionee's behalf, an amount sufficient to discharge any federal, state, and local taxes imposed on the Company, or the Related Entity by which the optionee is employed, and which otherwise has not been reimbursed by the optionee, in respect of the optionee's exercise of all or a portion of the Option; and (iii) agree that the Company may, in its discretion, hold the stock certificate to which the optionee is entitled upon exercise of the Option as security for the payment of the aforementioned withholding tax liability, until cash sufficient to pay that liability has been accumulated, and may, in its discretion, effect such withholding by retaining shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise which is equal to the amount to be withheld.

13.      Costs and Expenses.

         The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option nor to any employee receiving an Option.

14.      Funding of Plan.

         The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option under the Plan.

15.      Other Incentive Plans.

         The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

16.      Effect on Employment.

         Nothing contained in the Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Employee except to the extent specifically provided herein or therein. Nothing contained in the Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on
(i) the Company or any Related Entity to continue the employment of any Employee, and (ii) any Employee to remain in the employ of the Company or any Related Entity.

17.      Definitions.

         In addition to the terms specifically defined elsewhere in the Plan, as used in the Plan, the following terms shall have the respective meanings indicated unless another definition is agreed to in writing by the Company and the optionee in an option grant agreement with respect to such term or a similar term:

         (a) "Affiliate" shall mean, as to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person.

         (b) "Authorization Date" shall have the meaning set forth in Section 10(b) hereof.

         (c) "Board of Directors" shall have the meaning set forth in Section 2 hereof.


         (d) "Change of Control" shall mean the first to occur of the following events: (i) any sale, lease, exchange, or other transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act, (ii) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors; (iii) the acquisition after the date of acceptance of this Plan by any Person or Group of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company, or (iv) the approval by the stockholders of the Company of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or such surviving entity's parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation.

         (e) "Code" shall have the meaning set forth in Section 1 hereof.

         (f) "Committee" shall have the meaning set forth in Section 2 hereof.

         (g) "Common Stock" shall have the meaning set forth in Section 3 hereof.

         (h) "Company" shall have the meaning set forth in Section 1 hereof.

         (i) "Continuing Director" shall mean, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company on the date of adoption of this Plan or (ii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         (j) "Disability" shall mean permanent disability as defined under
Section 22(e)(3) of the Code.

         (k) "Election Notice" shall have the meaning set forth in Section 10(b) hereof.

         (l) "Eligible Non-Employee" shall have the meaning set forth in
Section 4 hereof.

         (m) "Employee" shall have the meaning set forth in Section 4 hereof.

         (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (o) "Fair Market Value", shall, as it relates to the Common Stock, mean, at the option of the Committee, the average of the high and low prices or the closing price of such Common Stock as reported on the principal national securities exchange on which the shares of Common Stock are then listed or the NASDAQ National Market, as applicable, on the date specified herein for such a determination, or if there were no sales on such date, on the next succeeding day or immediately preceding day on which there were sales, or if such Common Stock is not listed on a national securities exchange or the NASDAQ National Market, the last reported bid price in the over-the-counter market, or if such shares are not traded in the over-the-counter market, the per share cash price for which all of the outstanding Common Stock could be sold to a willing purchaser in an arms length transaction (without regard to minority discount, absence of liquidity, or transfer restrictions imposed by any applicable law or agreement) at the date of the event giving rise to a need for a determination. Except as may be otherwise expressly provided in a particular Option, Fair Market Value shall be determined in good faith by the Committee.

         (p) "Good Cause", with respect to any Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the optionee's supervising officer or officers of the Company or any Related Entity; (D) the optionee's willful failure to execute or comply with the policies of the Company or any Related Entity or his stated duties as established by the Board of Directors or the optionee's supervising officer or officers of the Company or any Related Entity, or the optionee's intentional failure to perform the optionee's stated duties; or (E) substance abuse or addiction on the part of the optionee. "Good Cause", with respect to any Eligible Non-Employee, shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (A) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (B) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (C) the optionee's commission of material mismanagement in providing services to the Company or any Related Entity; (D) the optionee's willful failure to comply with the policies of the Company in providing services to the Company or any Related Entity, or the optionee's intentional failure to perform the services for which the optionee has been engaged; (E) substance abuse or addiction on the part of the optionee; or (F) the optionee's willfully making any material misrepresentation or willfully omitting to disclose any material fact to the board of directors of the Company or any Related Entity with respect to the business of the Company or any Related Entity.

         (q) "Holding Period" shall have the meaning set forth in Section 5 hereof.

         (r) "Incentive Options" shall have the meaning set forth in Section 6 hereof.

         (s) The terms "include," "included" or "including" when used herein shall mean "including, but not limited to".

         (t) "Non-Qualified Options" shall have the meaning set forth in
Section 6 hereof.

         (u) "Options" shall have the meaning set forth in Section 1 hereof.

         (v) "Person" shall have the meaning set forth in Section 4 hereof.

         (w) "Plan" shall have the meaning set forth in Section 1 hereof.

         (x) "Related Entities" shall have the meaning set forth in Section 1 hereof.

         (y) "Reorganization" shall have the meaning set forth in Section 9 hereof.

         (z) "Right of First Refusal" shall have the meaning set forth in
Section 10(b) hereof.

         (aa) "Rule 16b-3" shall mean Rule 16b-3, as amended, or other applicable rules under Section 16(b) of the Exchange Act.

         (bb) "Sale Notice" shall have the meaning set forth in Section 10(b) hereof.

         (cc) "Section 162(m)" means Section 162(m) of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.

         (dd) "Securities Act" shall mean the Securities Act of 1933.

         (ee) "Subsidiary" shall mean, with respect to any Person, any other Person of which such first Person owns or has the power to vote, directly or indirectly, securities representing a majority of the votes ordinarily entitled to be cast for the election of directors or other governing Persons.

         (ff) "Transfer" shall have the meaning set forth in Section 10(b) hereof.

18.      Amendment of Plan.

         The Board of Directors shall have the right to amend, modify, suspend or terminate the Plan at any time; provided, that no amendment shall be made which shall increase the total number of shares of the Common Stock which may be issued and sold pursuant to Options granted under the Plan or to change the class of individuals eligible to receive awards under the Plan unless such amendment is made by or with the approval of the stockholders. The Board of Directors shall have the right to amend the Plan and the Options outstanding thereunder, without the consent or joinder of any optionee or other Person, in such manner as may be determined necessary or appropriate by the Board of Directors in order to cause the Plan and the Options outstanding thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code, (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act (or any successor law) and the regulations (including any temporary regulations) promulgated thereunder, or (iii) to comply with Section 162(m) of the Code (or any successor section) and the regulations (including any temporary regulations) promulgated thereunder. Except as provided above, no amendment, modification, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

19.      Effective Date.

         The Plan shall become effective on the date on which it is approved by the Board of Directors, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision in the Plan, in any Option Agreement, or in any Restricted Stock Agreement, no Incentive Option shall be exercisable or vest prior to such stockholder approval.

20.      Individual Limitations on Awards.

         No person may be granted during any one year period, Options with respect to more than 2,000,000 shares of Common Stock. If an Option is canceled, the canceled Option shall continue to be counted against the maximum number of shares of Common Stock for which Options may be granted to such Person under the Plan. If, after the grant, the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option. In such case, both the Option that is deemed to be canceled and the Option that is deemed to be granted reduce the maximum number of shares for which Options may be granted to such Person under the Plan.

                                                                     APPENDIX B


                                 PLAN OF MERGER
                                       OF
                               MSI HOLDINGS, INC.
                                 WITH AND INTO
                                 APERIAN, INC.


         MSI Holdings, Inc., a Utah corporation ("MSI"), shall be merged (the "Merger") with and into its one hundred percent (100%) owned subsidiary, Aperian, Inc., a Delaware corporation ("Aperian"), which shall be the surviving corporation and which is hereinafter referred to as the "Surviving Corporation" and both of which corporations are hereinafter sometimes referred to as the "Constituent Corporations," on the following terms and conditions:

                  FIRST: The name of the Surviving Corporation shall be Aperian, Inc.

                  SECOND: The Certificate of Incorporation of Aperian as in effect on the effect date of the Merger shall be the Certificate of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

                  THIRD: The Bylaws of Aperian as in effect on the effective date of the Merger shall be the Bylaws of the Surviving Corporation, until further amended, changed or repealed as provided therein, by the Certificate of Incorporation of the Surviving Corporation or by law.

                  FOURTH: The directors of MSI shall from and after the effective date of the Merger be the directors of the Surviving Corporation, until their successors are elected and qualified in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation.

                  FIFTH: The officers of MSI shall from and after the effective date of the Merger be the officers of the Surviving Corporation, until their successors are elected and qualified in accordance with the Bylaws of the Surviving Corporation.

                  SIXTH: The mode of carrying the Merger into effect and the manner and basis of converting the shares of stock of the Constituent Corporations into shares of stock of the Surviving Corporation shall be as follows:

                           (i) Each share of common stock, par value $.10 per
                  share, of MSI ("MSI Common Stock") which shall be issued and outstanding on the effective date of the Merger shall be converted into and become one (1) fully paid and non-assessable share of common stock, par value $.01 per share of the Surviving Corporation.

                           (ii) Each share of common stock, par value $.01 per
                  share, of Aperian ("Aperian Common Stock"), all of which is held beneficially and of record by MSI, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

                  SEVENTH: On the effective date of the Merger: (i) the separate existence of MSI shall cease and MSI shall be merged with and into Aperian which shall continue in existence as the Surviving Corporation; (ii) all right, title and interest to all real estate and other property owned by the Constituent Corporations shall be transferred to and vested in the Surviving Corporation, without reversion or impairment, by operation of law without further act or deed, and without any transfer or assignment having occurred, but subject to any existing liens thereon; (iii) all liabilities and obligations of the Constituent Corporations shall be allocated to the Surviving Corporation; and (iv) any proceeding pending against each of the Constituent Corporations may be continued as if the Merger did not occur, or the Surviving Corporation may be substituted in the proceeding.

                  EIGHTH: At any time prior to the filing of articles of merger complying with Section 16-10a-1105 and 16-10a-1107 of the Utah Revised Business Corporations Act with the Utah Division of Corporations and Commercial Code and the filing of a certificate of ownership and merger complying with Section 253 of the Delaware General Corporation Law with the Delaware Secretary of State, this Plan of Merger may be abandoned by resolution of the Board of Directors of MSI, and thereupon this Plan of Merger shall become wholly void and of no force and effect.

                                                                      APPENDIX C


                          CERTIFICATE OF INCORPORATION
                                       OF
                                  APERIAN, INC.


      FIRST: The name of the Corporation is Aperian, Inc.

      SECOND: The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street, the City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is the Corporation Trust Company.

      THIRD: The purpose for which the Corporation is organized is to engage in any and all lawful acts and activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware. The Corporation shall have all powers that may now or hereafter be lawful for a corporation to exercise under the General Corporation Law of the State of Delaware and shall have perpetual existence.

      FOURTH: The name of the incorporator is Kyle Fox and his mailing address is c/o Vinson & Elkins L.L.P., One American Center, 600 Congress Avenue, Suite 2700, Austin, Texas 78701.

      FIFTH: The name and mailing address of the director, who shall serve until the first annual meeting of stockholders or until his successor is elected and qualified, is as follows:


                Name                               Address
                Robert J. Gibbs                    1121 East 7th Street
                                                   Austin, Texas 78702

      SIXTH: The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is One Hundred Sixty Million (160,000,000) shares consisting of two classes of capital stock: (a) Ten Million (10,000,000) shares of preferred stock, par value $.01 per share (the "Preferred Stock"); and (b) One Hundred Fifty Million (150,000,000) shares of common stock, par value $.01 per share (the "Common Stock").

      The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock and the Common Stock are as follows:

      1.       Provisions relating to the Preferred Stock

          (a) The shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series thereof, the shares of each class or series thereof to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as are stated and expressed herein or in the resolution or resolutions providing for the issue of such class or series, adopted by the board of directors of the Corporation (the "Board of Directors") as hereinafter provided.

          (b) Authority is hereby expressly granted to and vested in the Board of Directors, subject to the provisions of this Article SIXTH and to the limitations prescribed by the General Corporation Law of the State of Delaware, to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each such class or series to fix by resolution or resolutions providing for the issue of such class or series the voting powers, full or limited, if any, of the shares of such class or series and the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each class or series thereof shall include, but not be limited to, the determination or fixing of the following:

               (i) whether or not the class or series is to have voting rights, full, special or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of capital stock;

               (ii) the number of shares to constitute the class or series and the designations thereof;

               (iii) the preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

               (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities or other property) and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

               (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

               (vi) the dividend rate, whether dividends are payable in cash, securities of the Corporation or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of capital stock, whether or not such dividends shall be cumulative or noncumulative and, if cumulative, the date or dates from which such dividends shall accumulate;

               (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

               (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for the shares of any other class or classes or of any other series of the same or any other class or classes of capital stock, securities, or other property of the Corporation or any other entity and the conversion price or prices, ratio or ratios, or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

               (ix) such other special rights and protective provisions with respect to any class or series the Board of Directors may provide.

          2.   Provisions Relating to the Common Stock

               (a) General. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect.

               (b) Dividends. Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock, the holders of the Common Stock shall be entitled to participate ratably, on a share-for-share basis, in such dividends, whether in cash, stock or otherwise, as may be declared by the Board of Directors from time to time out of funds of the Corporation legally available therefor.

                    Dividends payable under this Subsection 2(b) shall be paid to the holders of record of the outstanding Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of the declaration and payment of each dividend. Any shares of Common Stock issued as a dividend pursuant to this Subsection 2(b) shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and charges. The Corporation shall not issue fractions of shares of Common Stock on payment of such dividend but shall issue a whole number of shares to such holder of shares of Common Stock rounded up or down in the Corporation's sole discretion to the nearest whole number, without compensation to the stockholder whose fractional share has been rounded down or from any stockholder whose fractional share has been rounded up.

               (c) Voting. The holders of Common Stock shall vote on all matters submitted to a vote of the stockholders, with each share of Common Stock entitled to one vote. The holders of Common Stock are not entitled to cumulate votes in the election of any directors.

               (d) Reservation of Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, or out of shares of Common Stock held in its treasury, the full number of shares of Common Stock into which all shares of any series of Preferred Stock having conversion privileges from time to time outstanding are convertible.

               (e) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after all creditors of the Corporation shall have been paid in full and after payment of all sums payable in respect of Preferred Stock, if any, the holders of the Common Stock shall share ratably on a share-for-share basis in all distributions of assets pursuant to such voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation. For the purposes of this Subsection 2(e), neither the merger nor the consolidation of the Corporation into or with another entity or the merger or consolidation of any other entity into or with the Corporation, or the sale, transfer, or other disposition of all or substantially all the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation.

               (f) No Action by Written Consent. No action required to be taken or that may be taken at any meeting of holders of Common Stock may be taken without a meeting, and the power of holders of Common Stock to consent in writing, without a meeting, to the taking of any action is specifically denied.

      3.       General.

               (a) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation may issue shares of its Common Stock or Preferred Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors, which is expressly authorized to fix the same in its absolute and uncontrolled discretion. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid capital stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

               (b) Subject to the foregoing provisions of this Certificate of Incorporation, the Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors or a committee of the Board of Directors. The Board of Directors or a committee of the Board of Directors shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

      SEVENTH: The number, classification, and terms of the Board of Directors of the Corporation and the procedures to elect directors and to remove directors shall be as follows:

      (a) The number of directors constituting the Board of Directors shall be no less than one, as set from time to time by the Board of Directors pursuant to the bylaws of the Corporation, plus such number of directors as may be elected from time to time by the holders of any class or series of Preferred Stock.

      (b) Effective upon the filing with the Secretary of State of the State of Delaware of a Certificate of Ownership and Merger merging MSI Holdings, Inc., a Utah corporation, with and into the Corporation, the directors of the Corporation shall be divided by the Board of Directors into three classes (the "Classified Directors") with the first class ("Class I"), the second class ("Class II") and the third class ("Class III") each to consist as nearly as practicable of an equal number of directors. The term of office of each Class I director shall expire at the first annual meeting of the Corporation's stockholders, the term of office of each Class II director shall expire at the second annual meeting of the Corporation's stockholders and the term of office of each Class III director shall expire at the third annual meeting of the Corporation's stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of the Corporation's stockholders, Classified Directors elected to succeed those Classified Directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders following their election.

      (c) The directors of the Corporation need not be elected by written ballot unless the bylaws of the Corporation otherwise provide.

      EIGHTH: No contract or transaction between the Corporation and one or more of its directors, officers, or stockholders or between the Corporation and any Person (as hereinafter defined) in which one or more of its directors, officers, or stockholders are directors, officers, or stockholders, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee which authorizes the contract or transaction, or solely because his, her, or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction. "Person" as used herein means any corporation, partnership, limited liability company, association, firm, trust, joint venture, political subdivision or instrumentality.

      NINTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article NINTH is in effect. Any repeal or amendment of this Article NINTH shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article NINTH. Such right shall include the right to be paid by the

Corporation expenses incurred in investigating or defending any such proceeding in advance of its final disposition to the maximum extent permitted under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs or expenses is not permitted under the General Corporation Law of the State of Delaware, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any Person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

      The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

      Without limiting the generality of the foregoing, to the extent permitted by then applicable law, the grant of mandatory indemnification pursuant to this Article NINTH shall extend to proceedings involving the negligence of such Person.

      As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

      TENTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or amendment of this Article TENTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation arising from an act or omission occurring prior to the time of such repeal or amendment. In addition to the circumstances in which a director of the Corporation is not personally liable as set forth in the foregoing provisions of this Article TENTH, a director shall not be liable to the Corporation or its stockholders to such further extent as permitted by any law hereafter enacted, including without limitation any subsequent amendment to the General Corporation Law of the State of Delaware.

      ELEVENTH: A special meeting of the stockholders may be called, and business to be considered at any such meeting may be proposed, at any time exclusively by a majority of the members of the board of directors, and no stockholder of the Corporation shall require the board of directors to call a special meeting of stockholders or to propose business at a special meeting of stockholders.

      TWELFTH: All of the power of the Corporation, insofar as it may be lawfully vested by this Certificate of Incorporation in the Board of Directors, is hereby conferred upon the Board of Directors of the Corporation. In furtherance of and not in limitation of that power or the powers conferred by law, a majority of directors then in office (or such higher percentage as may be specified in the bylaws with respect to any provision thereof) shall have the power to adopt, amend and repeal the bylaws of the Corporation. Notwithstanding any other provisions of this certificate of incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by this certificate of incorporation, the affirmative vote of the holders of not less than eighty percent of the outstanding shares of the Corporation then entitled to vote upon the election of directors, voting together as a single class, shall be required for the alteration, amendment, or repeal of the bylaws or adoption of new bylaws by the stockholders of the Corporation.

      THIRTEENTH: Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by this certificate of incorporation, the affirmative vote of the holders of not less than eighty percent of the outstanding shares of the Corporation then entitled to vote upon the election of directors, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, Section 2(f) of Article Sixth, Article Seventh, Article Eleventh, Article Twelfth, or this Article Thirteenth of this Certificate of Incorporation.

      I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring that this is my act and deed and that the facts herein stated are true, and accordingly have hereunto set my hand this 25th day of April, 2000.


                                       By:
                                          -------------------------------------
                                          Name: Kyle K. Fox

                                                                     APPENDIX D
















                                     BYLAWS



                                       OF



                                  APERIAN, INC.



                             A DELAWARE CORPORATION

                                TABLE OF CONTENTS



                                                                                                                Page
                                                                                                                ----
ARTICLE I: OFFICES................................................................................................1

   1.1    Registered Office and Agent.............................................................................1

   1.2    Other Offices...........................................................................................1


ARTICLE II: MEETINGS OF STOCKHOLDERS..............................................................................1

   2.1    Annual Meeting..........................................................................................1

   2.2    Special Meeting.........................................................................................1

   2.3    Place of Meetings.......................................................................................2

   2.4    Notice..................................................................................................2

   2.5    Notice of Stockholder Business at Annual Meeting........................................................2

   2.6    Voting List.............................................................................................3

   2.7    Quorum..................................................................................................3

   2.8    Required Vote; Withdrawal of Quorum.....................................................................3

   2.9    Method of Voting; Proxies...............................................................................4

   2.10   Record Date.   (a)......................................................................................4


ARTICLE III: DIRECTORS............................................................................................5

   3.1    Management..............................................................................................5

   3.2    Number; Qualification; Election; Eligibility; Term......................................................5

   3.3    Nomination of Director Candidates.  (a).................................................................5

   3.4    Change in Number........................................................................................6

   3.5    Removal.................................................................................................6

   3.6    Newly Created Directorships and Vacancies...............................................................6

   3.7    Meetings of Directors...................................................................................7

   3.8    Election of Officers....................................................................................7

   3.9    Regular Meetings........................................................................................7

   3.10   Special Meetings........................................................................................7

   3.11   Notice..................................................................................................7

   3.12   Quorum; Majority Vote...................................................................................7

   3.13   Procedure...............................................................................................7

   3.14   Presumption of Assent...................................................................................8

   3.15   Compensation............................................................................................8


ARTICLE IV: COMMITTEES............................................................................................8

   4.1    Designation.............................................................................................8

   4.2    Number; Qualification; Term.............................................................................8

   4.3    Committee Changes.......................................................................................8

   4.4    Alternate Members of Committees.........................................................................8

   4.5    Regular Meetings........................................................................................8

   4.6    Special Meetings........................................................................................8

   4.7    Quorum; Majority Vote...................................................................................9

   4.8    Minutes.................................................................................................9

   4.9    Compensation............................................................................................9

   4.10   Responsibility..........................................................................................9


ARTICLE V: NOTICE.................................................................................................9

   5.1    Method..................................................................................................9

   5.2    Waiver..................................................................................................9

ARTICLE VI: OFFICERS.............................................................................................10

   6.1    Number; Titles; Term of Office.........................................................................10

   6.2    Removal................................................................................................10

   6.3    Vacancies..............................................................................................10

   6.4    Authority..............................................................................................10

   6.5    Compensation...........................................................................................10

   6.6    Chairman of the Board..................................................................................10

   6.7    Chief Executive Officer................................................................................10

   6.8    President..............................................................................................11

   6.9    Vice Presidents........................................................................................11

   6.10   Treasurer..............................................................................................11

   6.11   Assistant Treasurers...................................................................................11

   6.12   Secretary..............................................................................................11

   6.13   Assistant Secretaries..................................................................................12


ARTICLE VII: CERTIFICATES AND STOCKHOLDERS.......................................................................12

   7.1    Certificates for Shares................................................................................12

   7.2    Replacement of Lost or Destroyed Certificates..........................................................12

   7.3    Transfer of Shares.....................................................................................12

   7.4    Registered Stockholders................................................................................12

   7.5    Regulations............................................................................................13

   7.6    Legends................................................................................................13


ARTICLE VIII: MISCELLANEOUS PROVISIONS...........................................................................13

   8.1    Dividends..............................................................................................13

   8.2    Reserves...............................................................................................13

   8.3    Books and Records......................................................................................13

   8.4    Fiscal Year............................................................................................13

   8.5    Seal...................................................................................................13

   8.6    Resignations...........................................................................................13

   8.7    Securities of Other Corporations.......................................................................13

   8.8    Telephone Meetings.....................................................................................14

   8.9    Action Without a Meeting...............................................................................14

   8.10   Invalid Provisions.....................................................................................14

   8.11   Mortgages, etc.........................................................................................14

   8.12   Headings...............................................................................................14

   8.13   References.............................................................................................14

   8.14   Amendments.............................................................................................14

                                     BYLAWS

                                       OF

                                  APERIAN, INC.

                             A DELAWARE CORPORATION





                                    PREAMBLE

      These Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation (as the same may be amended and restated from time to time) of Aperian, Inc., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these Bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                               ARTICLE I: OFFICES

      1.1 Registered Office and Agent. The registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

      1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                      ARTICLE II: MEETINGS OF STOCKHOLDERS

      2.1 Annual Meeting. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

      2.2 Special Meeting. A special meeting of the stockholders may be called, and business to be considered at any such meeting may be proposed, at any time exclusively by a majority of the members of the board of directors, and no stockholder of the Corporation shall require the board of directors to call a special meeting of stockholders or to propose business at a special meeting of stockholders. A special meeting shall be held on such date and at such time as shall be designated by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

      2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waive of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

      2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten
(10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to each stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

      2.5 Notice of Stockholder Business at Annual Meeting. (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation's notice of meeting, by or at the direction of a majority of the members of the board of directors, or by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in paragraph (b) of this bylaw.

          (b) For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this bylaw, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the Corporation's principal place of business. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. A stockholder's notice to the Secretary with respect to business to be brought at an annual meeting shall set forth (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting, (2) with respect to each such stockholder, that stockholder's name and address (as they appear on the records of the Corporation), business address and telephone number, residence address and telephone number, and the number of shares of each class of capital stock of the Corporation beneficially owned by that stockholder, and (3) any interest of the stockholder in the proposed business.

          (c) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this bylaw. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Nothing in this bylaw shall relieve a stockholder who proposes to conduct business at an annual meeting from complying with all applicable requirements, if any, of the Exchange Act, and the rules and regulations thereunder.

      2.6 Voting List. At least ten days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

      2.7 Quorum. The holders of a majority of the outstanding shares entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

      2.8 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      2.9 Method of Voting; Proxies. Except as otherwise provided in the certificate of incorporation of the Corporation or bylaw, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

      2.10 Record Date. (a) For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to such meeting nor more than sixty (60) days prior to any other action. If no record date is fixed:

          (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

          (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

          (b) Conduct of Meeting. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by some person appointed by the meeting.

          (c) Inspectors. The board of directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

                             ARTICLE III: DIRECTORS

      3.1 Management. The business and property of the Corporation shall be managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all the powers of the Corporation.

      3.2 Number; Qualification; Election; Eligibility; Term. Except as otherwise provided in the Certificate of Incorporation, the number of directors which shall constitute the entire board of directors shall from time to time be fixed exclusively by the board of directors by a resolution adopted by a majority of the entire board of directors serving at the time of that vote. Except as otherwise required by law, the Certificate of Incorporation, or these bylaws, the directors of the Corporation shall be elected at an annual meeting of stockholders at which a quorum is present by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors or a class of directors. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority. All directors must, in order to be elected, meet the eligibility requirements of Section 3.3.

      3.3 Nomination of Director Candidates. (a) Nominations of persons for election to the board of directors of the Corporation at a meeting of stockholders may be made by or at the direction of the board of directors or by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this bylaw, who shall be entitled to vote for the election of the director so nominated.

          (b) Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation at the Corporation's principal place of business. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made, and in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. Such notice shall set forth (i) as to each nominee for election as a director all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or that otherwise would be required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to serving as a director if elected and, if applicable, to being named in the proxy statement as a nominee), and (ii) if the nomination is submitted by a stockholder of record, (A) the name and address, as they appear on the Corporation's books, of such stockholder of record and the name and address of the beneficial owner, if different, on whose behalf the nomination is made and
(B) the class and number of shares of the Corporation which are beneficially owned and owned of record by such stockholder of record and such beneficial owner.

          (c) No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this bylaw. The election of any director in violation of this bylaw shall be void and of no effect. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this bylaw.

      3.4 Change in Number. If the number of directors that constitutes the whole board of directors is changed in accordance with the Certificate of Incorporation and these bylaws, the majority of the whole board of directors that adopts the change shall also fix and determine the number of directors comprising each class; provided, however, that any increase or decrease in the number of directors shall be apportioned among the classes as equally as possible. No decrease in the number of directors constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

      3.5 Removal. Except as otherwise provided in the certificate of incorporation of the Corporation, these bylaws, or by law, at the annual meeting of stockholders or at any special meeting of stockholders called expressly for that purpose, a director of any class of directors may be removed before the expiration date of that director's term of office, with cause only, by an affirmative vote of the holders of not less than a majority of the outstanding shares of the class or classes or series of capital stock then entitled to vote at an election of directors or directors of that class or series, voting together as a single class.

      3.6 Newly Created Directorships and Vacancies. Newly-created directorships resulting from any increase in the authorized number of directors and vacancies on the board of directors may be filled by no less than a majority vote of the remaining directors then in office, and each director so chosen shall receive the classification of the vacant directorship to which he or she has been appointed or, if it is a newly created directorship, shall receive the classification that at least a majority of the board of directors designates and shall hold office until the first annual meeting of stockholders held after his or her appointment for the purpose of electing directors of that classification and until his successor is elected and qualified or, if earlier, until his death, resignation, retirement, disqualification, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these bylaws, when one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these bylaws with respect to the filling of other vacancies.

      3.7 Meetings of Directors. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

      3.8 Election of Officers. At the first meeting of the board of directors after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

      3.9 Regular Meetings. Regular meetings of the board of directors shall be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

      3.10 Special Meetings. Special meetings of the board of directors shall be held whenever called by the Chairman of the Board, the Chief Executive Officer, or any director.

      3.11 Notice. The Secretary shall give written or printed notice of each special meeting to each director no later than ten (10) days before the meeting. Notice of any such meeting need not be given to any party entitled to notice who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Such notice shall state the place, day and time of the meeting and the purpose or purposes for which the meeting is called.

      3.12 Quorum; Majority Vote. At all meetings of the board of directors, a majority of the directors fixed in the manner provided in these bylaws shall constitute a quorum for the transaction of business. If at any meeting of the board of directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the board of directors. At any time that the certificate of incorporation of the Corporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

      3.13 Procedure. At meetings of the board of directors, business shall be transacted in such order as from time to time the board of directors may determine. The Chairman of the Board, if such office has been filled, and, if not or if the Chairman of the Board is absent or otherwise unable to act, the Chief Executive Officer, if he is a director, shall preside at all meetings of the board of directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the board of directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the board of directors unless the board of directors appoints another person to act as secretary of the meeting. The board of directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

      3.14 Presumption of Assent. A director of the Corporation who is present at the meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.

      3.15 Compensation. The board of directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                             ARTICLE IV: COMMITTEES

      4.1 Designation. The board of directors may, by resolution adopted by a majority of the entire board of directors, designate one or more committees.

      4.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of the expiration of his term as director, his resignation as a committee member or as a director, or his removal as a committee member or as a director.

      4.3 Committee Changes. The board of directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

      4.4 Alternate Members of Committees. The board of directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee members is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

      4.5 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

      4.6 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting.

      4.7 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present any adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws.

      4.8 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

      4.9 Compensation. Committee members may, by resolution of the board of directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

      4.10 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

                               ARTICLE V: NOTICE

      5.1 Method. Whenever by statute, the certificate of incorporation of the Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given in writing, by mail, postage prepaid, addressed to such committee member, director or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or by any other method permitted by law (including but not limited to overnight courier service, telegram, telex or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

      5.2 Waiver. Whenever any notice is required to be given to any stockholder, director or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                              ARTICLE VI: OFFICERS

      6.1 Number; Titles; Term of Office. The officers of the Corporation shall be a Chief Executive Officer, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including a Chairman of the Board, a President, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors or person electing or appointing such Vice President shall determine), and a Treasurer; provided, however, that the board of directors may delegate to a committee of the board of directors, the Chairman of the Board or the Chief Executive Officer the power to elect or appoint any officer (other than the Chief Executive Officer and Secretary). Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

      6.2 Removal. Any officer or agent elected or appointed in the manner provided above may be removed by the board of directors whenever in its judgment the best interest of the Corporation will be served thereby; provided, however, that he board of directors may delegate to a committee of the board of directors, the Chairman of the Board or the Chief Executive Officer the power to remove any officer (other than the Chief Executive Officer and Secretary). No such removal shall prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

      6.3 Vacancies. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the board of directors or, absent action by the board of directors, by the Chief Executive Officer.

      6.4 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

      6.5 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the board of directors; provided, however, that the board of directors may delegate to a committee of the board of directors, the Chairman of the Board or the Chief Executive Officer the power to determine the compensation of any officer or agent (other than the officer to whom such power is delegated).

      6.6 Chairman of the Board. The Chairman of the Board, if elected by the board of directors, shall have such powers and duties as may be prescribed by the board of directors. Such officer shall preside at all meetings of the stockholders and of the board of directors. Such officer may sign all certificates for shares of stock of the Corporation.

      6.7 Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation and, subject to the board of directors, he shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the board of directors has not elected a Chairman of the Board or in the absence of inability to act of the Chairman of the Board, the Chief Executive Officer shall be the Chairman of the Board and shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board shall be conclusive evidence that there is no Chairman of the Board or that the Chairman of the Board is absent or unable to act.

      6.8 President. The President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer, and shall exercise the powers of the Chief Executive Officer during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chief Executive Officer shall be conclusive evidence of the absence or inability to act of the Chief Executive Officer at the time such action was taken.

      6.9 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. The Vice Presidents (in the order of their seniority as determined by the board of directors, the Chairman of the Board or the Chief Executive Officer, or in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

      6.10 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the board of directors, and shall perform such other duties as may be prescribed by the board of directors, the Chairman of the Board, or the Chief Executive Officer.

      6.11 Assistant Treasurers. Each Assistant Treasurer shall have such power and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. The Assistant Treasurers (in the order of their seniority as determined by the board of directors, the Chairman of the Board or the Chief Executive Officer, or in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

      6.12 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all minutes of all meetings of the board of directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the Chief Executive Officer, in the name of the Corporation, all contracts of the Corporation and affix the seal of the Corporation thereto. He may sign with the Chairman of the Board or the Chief Executive Officer all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the board of directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the board of directors, the Chairman of the Board, and the Chief Executive Officer.

      6.13 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the board of directors, the Chairman of the Board, or the Chief Executive Officer. The Assistant Secretaries (in the order of their seniority as determined by the board of directors, the Chairman of the Board or the Chief Executive Officer or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                   ARTICLE VII: CERTIFICATES AND STOCKHOLDERS

      7.1 Certificates for Shares. Certificates for shares of stock of the corporation shall be in such form as shall be approved by the board of directors. The certificates shall be signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

      7.2 Replacement of Lost or Destroyed Certificates. The board of directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

      7.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

      7.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

      7.5 Regulations. The board of directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation.

      7.6 Legends. The board of directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                     ARTICLE VIII: MISCELLANEOUS PROVISIONS

      8.1 Dividends. Subject to provisions of law and the certificate of incorporation of the Corporation, dividends may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

      8.2 Reserves. There may be created by the board of directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

      8.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

      8.4 Fiscal Year. The fiscal year of the Corporation shall be fixed by the board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

      8.5 Seal. The seal of the Corporation shall be such as from time to time may be approved by the board of directors.

      8.6 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the Chairman of the Board, the Chief Executive Officer, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      8.7 Securities of Other Corporations. With the prior approval of a majority of the Corporation's board of directors, the Chairman of the Board, the Chief Executive Officer, the President, or any Vice President, the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy or consent with respect to any such securities.

      8.8 Telephone Meetings. Stockholders (acting for themselves or through a proxy), members of the board of directors and members of a committee of the board of directors may participate in and hold a meeting of such stockholders, board of directors or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other and participation in a meeting pursuant to this section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

      8.9 Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation of the Corporation or by these bylaws, any action required or permitted to be taken at a meeting of the board of directors, or of any committee of the board of directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the board or committee, as the case may be.

      8.10 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

      8.11 Mortgages, etc. With respect to any deed, deed of trust, mortgage or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

      8.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

      8.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

      8.14 Amendments. These bylaws may be altered, amended, or repealed or new bylaws may be adopted by the board of directors at any regular meeting of the board of directors or at any special meeting of the board of directors if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of such special meeting.





         Adopted as of _________, 2000.

                               MSI HOLDINGS, INC.

     The undersigned hereby directs this Proxy to be voted as follows:

     PLEASE MARK YOUR VOTES IN THE FOLLOWING MANNER, USING DARK INK ONLY:  [X]

     1. Election of nine Directors to serve until their successors are elected and shall duly qualify. Nominees:

                [  ]  FOR ALL NOMINEES (except as             [  ]  WITHHOLD ALL
                      marked to the contrary below)                 NOMINEES

       Nominees: Jack Baum, Christopher Brickler, Donald H. Brush, Ph.D.,
                  Daniel Dornier, Robert J. Gibbs, Stephen J. Metzger,
                 Humbert B. Powell, III, Davinder Sethi, Raymond Wicki

     FOR, except vote withheld from the following nominee(s):
                                                            --------------------
     2. Proposal to approve the 2000 Stock Option Plan.

           [  ]  FOR               [  ]  AGAINST                   [  ]  ABSTAIN

     3. Proposal to approve the reincorporation of our company from Utah to Delaware as described in the Proxy Statement and to adopt the plan of merger.

           [  ]  FOR               [  ]  AGAINST                   [  ]  ABSTAIN

     4. Any other matters that may properly come before the meeting or any adjournments of the meeting.

           [  ]  FOR               [  ]  AGAINST                   [  ]  ABSTAIN

              (Continued and to be signed on reverse side)

                           (Continued from other side)

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the power of said attorneys-in-fact hereunder.




                                   Dated:                                 , 2000
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                                                 Signature(s)

                                   This proxy should be dated, signed by the stockholder(s) exactly as his or her name appears herein, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate, if shares are held by joint tenants or as community property, both shareholders should sign.